                                                                    EXHIBIT 99.1


[GRAPHIC]

================================================================================
                                                                 [SL GREEN LOGO]
================================================================================


SL Green Realty Corp. is a fully integrated, self-administered and self-managed Real Estate Investment Trust (REIT) that primarily owns, manages, leases, acquires and repositions office properties in emerging, high-growth submarkets of Manhattan.

o SL Green's common stock and Preferred Income Equity Redeemable Shares ("PIERS" SM), are listed on the New York Stock Exchange, and trade under the symbols: SLG and SLG PrA respectively.

o SL Green maintains an internet site at www.slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found. Such information is not reiterated in this supplemental financial package. This supplemental financial package is available through the Company's Internet site.

o This data is presented to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided from the prospective of timeliness to assist readers of quarterly and annual financial filings. As such, data otherwise contained in future regulatory filings covering the same period may be restated from the data presented herein.

o Questions pertaining to the information contained herein should be referred to Michael W. Reid or Thomas E. Wirth at michael.reid@slgreen.com or tom.wirth@slgreen.com or at 212-594-2700.

This report includes certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this report that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future, including such matters as future capital expenditures, dividends and acquisitions (including the amount and nature thereof), expansion and other development trends of the real estate industry, business strategies, expansion and growth of the Company's operations and other such matters are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, general economic and business conditions, the business opportunities that may be presented to and pursued by the Company, changes in laws or regulations and other factors, many of which are beyond the control of the Company. Any such statements are not guarantees of future performance and actual results or developments may differ materially from those anticipated in the forward-looking statements.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the Quarter ended June 30, 2001 that will subsequently be released on Form 10-Q to be filed on or before August 15, 2001.

================================================================================
TABLE OF CONTENTS                                              [SL GREEN LOGO]
================================================================================


      Highlights of Current Period Financial Performance                   4-9

      Unaudited Financial Statements
            Financial Highlights                                            10
            Balance Sheets                                               11-12
            Statements of Operations                                     13-14
            Joint Venture Statements                                     15-16
            Statement of Stockholders' Equity                               17
            Funds From Operations                                           18

      Selected Financial Data                                            19-21

      Summary of Debt and Ground Lease Arrangements                      22-23

      Property Data
            Composition of Property Portfolio                               24
            Top Tenants                                                     25
            Leasing Activity Summary                                     26-29
            Lease Expiration Schedule                                    30-31

      Summary of Acquisition/Disposition Activity                        32-33
      Supplemental Definitions                                              34
      Corporate Information                                                 35

================================================================================
CORPORATE PROFILE                                              [SL GREEN LOGO]
================================================================================


SL Green Realty Corporation (the "Company") was formed on August 20, 1997 to continue the commercial real estate business of SL Green Properties Inc. founded in 1980 by Stephen L. Green, our current Chairman and Chief Executive Officer. For more than 20 years SL Green Properties Inc. has been engaged in the business of owning, managing, leasing, acquiring and repositioning office properties in Manhattan. The Company's investment focus is to create value through the acquisition, redevelopment and repositioning of Manhattan office properties and releasing and managing these properties for maximum cash flow.

Looking forward, SL Green Realty Corp. will continue its opportunistic investment philosophy through 3 established business lines: wholly owned property investments, co-ownership in properties with institutional partners, and structured finance investments. This three-legged investment strategy will allow SL Green to balance the components of its portfolio to take advantage of each stage in the business cycle.

Today, the Company is the only fully integrated, self-managed, self-administered Real Estate Investment Trust (REIT) exclusively focused on owning and operating office buildings in Manhattan. SL Green is a pure play for investors to own a piece of New York.

================================================================================
FINANCIAL HIGHLIGHTS
SECOND QUARTER 2001
UNAUDITED                                                      [SL GREEN LOGO]
================================================================================
EARNINGS PERFORMANCE

Second quarter Funds From Operations (FFO) were $23.4 million or $0.80 per share (diluted), 23% better than one year ago, when FFO was $18.3 million or $0.65 per share (diluted). For the six months ended June 30, 2001, FFO was $44.6 million or $1.53 per share (diluted), a 20% improvement over 2000 when FFO was $35.5 million or $1.27 per share (diluted).

The 23% ($5.1 million) growth in second quarter FFO reflects contributions from the following:

(1) Consolidated GAAP NOI increased $8.2  million:

o $6.2 million from 2001 acquisitions of One Park Avenue, 1370 Broadway and 317 Madison Avenue.

o $2.3 million increase from same store properties as GAAP revenue increased $2.8 million, net of change in credit loss, (i) $1.8 million in rental revenue as GAAP replacement rents which were 55% higher than the previously fully escalated rents and (ii) increased escalation and reimbursement income ($1.4 million) related to the increased recovery ($0.4 million) of higher electric expense resulting from the higher electric rates, and increased passthroughs ($0.8 million). The electric recovery rate for the quarter was 90%. Revenue gains were partially offset by $0.5 million of higher operating costs that resulted primarily from higher utility costs ($0.3 million).

o $1.4 million increase from the Company's joint ventures primarily due to the contribution of One Park Avenue to a joint venture and the purchase of 469 Seventh Avenue and 180 Madison Avenue, partially offset by the sale of 90 Broad Street.

o $1.9 million decrease from wholly-owned properties sold (17 Battery South) or contributed to a joint venture (321 West 44th Street).

(2) Investment income increased $1.5 million due to increased investment in structured finance ($1.1 million) and interest ($0.4 million).

(3) Higher interest costs ($3.1 million) associated with: higher average debt levels due to net acquisition and new investment debt activity ($3.7 million), the higher average debt levels due to the funding of ongoing capital projects and working capital requirements ($0.2 million), partially off-set by lower interest rates from floating rate debt ($0.8 million).

(4) MG&A increased $0.5 million from higher personnel costs due to several executive management changes.

(5) Non-real estate depreciation increased $0.1 million due to additional amortization of financing costs associated with the company's new line of credit.

(6) Equity in income from affiliates decreased from $0.4 million to a loss of $0.6 million. The loss is

================================================================================
FINANCIAL HIGHLIGHTS
SECOND QUARTER 2001
UNAUDITED                                                      [SL GREEN LOGO]
================================================================================


primarily due to the operations of e.Emerge as licensing rates are currently lower than expected.

For the quarter, net income available to common shareholders, adjusted for property sales, extraordinary items and the cumulative effect of accounting change increased 38% to $12.5 million, or $0.51 per share (diluted) as compared to $8.6 million, or $0.37 per share (diluted), for the same period in the previous year. For the six months ended June 30, 2001, adjusted net income increased 29% to $22.9 million, or $0.91 per share (diluted), as compared to $16.0 million, or $0.72 per share (diluted), for the same period in the previous year.

QUARTERLY OPERATING MARGINS

Cash NOI in the 2001 "same store" portfolio rose $4.0 million (17%) from $23.9 million in 2000 to $27.9 million in 2001, and operating margins before ground rent improved from 55.3% to 60.2%. GAAP NOI increased by $2.3 million, approximately 9% over a year ago, and GAAP operating margins after ground rent improved from 56.9% to 58.2%.

One of the primary drivers increasing same store cash NOI is the $2.8 million (6%) increase in total revenue combined with a $1.8 million reduction in free and straight-line rent, resulting in a $4.6 million (10.4%) increase in cash revenue. The decrease in free rent ($1.3 million) is primarily due to 711 Third Avenue ($0.8 million), 420 Lexington Avenue ($0.4 million) and 440 Ninth Avenue ($0.3 million). The decrease in free rent is due to several new large tenants (Ketchum at 711 Third Avenue and New York Life at 420 Lexington Avenue) having had free rent in 2000 and now pay cash rents in 2001. The $2.8 million increase in same store revenue is due to:

1. An increase in rent revenue of $1.5 million resulting from higher replacement rents on approximately 425,000 square feet that were 55% greater than previously fully escalated rents.

2. Higher escalation and reimbursement income ($1.4 million), consisting of electric reimbursement ($0.4 million) and increased passthrough of operating costs ($0.8 million).

Partially offsetting these revenue increases was a decrease in signage rent ($0.4 million).

The Company's consolidated second quarter EBITDA margins before ground rent improved to 68.8% compared to 64.8% for 2000. The EBITDA margin after ground rent improved to 63.6% as compared to 58.8% in the same period of the prior year.

These margin improvements are attributable to (i) GAAP NOI growth resulting from leasing due to average improvement in replacement rents over this 12 month period of 49% versus previously escalated rents, (ii) income from unconsolidated joint ventures, (iii) income from structured finance and investment income and (iv) property acquisitions, net of property dispositions.

QUARTERLY LEASING HIGHLIGHTS

Vacancy at March 31, 2001 was 276,994 useable square feet net of holdover tenants. During the quarter, 79,975 additional useable office square feet became available at an average escalated cash rent of $30.87 per rentable square foot and the Company acquired 19,393 usable square feet through the 317 Madison Avenue acquisition. Space available before holdovers to lease during the quarter totaled 394,214 useable square feet, or 3.9% of the total portfolio.

During the second quarter, 33 leases were signed totaling 48,930 useable office square feet with new cash rents averaging $42.52 per rentable square foot (exclusive of storage and retail space). Replacement rents were 47% greater than rents on previously occupied space, which had a fully escalated cash rent averaging $28.96 per rentable square foot. Average tenant concessions were one month of free rent and an allowance of $1.13 per rentable square foot. Including early renewals and excluding holdover tenants, the tenant renewal rate was 74%. 17 leases have expired comprising 28,644 useable square feet that are in a holdover status. In addition, the Company sold 19,625 useable square feet of vacancy at 1412 Broadway. This results in 316,397 useable square feet (net of holdovers) remaining available as of June 30, 2001.

The Company signed 5 leases for 19,989 useable square feet that were for early renewals. The early renewals for space were not scheduled to become available until after the fourth quarter of 2001. The Company was able to renew the current office tenants at an average cash rent of $38.35, representing an increase of 13% over the previously fully escalated rents of $33.99. Excluding a set option on space at 1414 Avenue of the Americas, the average rent would have been $43.03 per square foot representing an increase of 16.0%.

NEW ACTIVITY

COMMON SHARE ISSUANCE

On July 19th, the Company announced that it had sold 5 million primary common shares at a gross price of $30.66 per share. After the underwriter's discount, net proceeds to the Company totaled $149.0 million, or $29.80 per share. The immediate use of proceeds will be to pay down the Company's unsecured revolving credit facility. After giving effect to the issuance and the completed third quarter activity, the Company's pro-forma debt to market capitalization is 29.10% and the lines of credit availability is $267.3 million with an outstanding balance of $71.0 million on the unsecured line of credit and $21.7 million on the secured line of credit. Following the offering, the Company's outstanding basic common shares totaled 29.9 million and weighted-average fully diluted shares totaled 37.2 million.

REAL ESTATE ACTIVITY

317 MADISON AVENUE ACQUISITION

In June 2001, the Company closed on the acquisition of 317 Madison Avenue for an aggregate purchase price of $105.6 million ($235 per square foot). The property was acquired from Richfield Investment Company. The 22-story building is located at the Northeast corner of Madison Avenue and 42nd Street with direct access to Grand Central Station. The acquisition was funded, in part, with proceeds from the sale of 1412 Broadway in a reverse 1031 tax-free exchange, thereby deferring the capital gain resulting from such sale. The balance of the acquisition was funded using the Company's line of credit. The Company expects to complete a $65-$70 million first mortgage financing during the third quarter with the proceeds repaying the unsecured line of credit.

ONE PARK JOINT VENTURE

In May 2001, the Company announced that it entered into a joint venture with respect to the ownership of the Company's interests in One Park Avenue with SITQ Immobilier, a subsidiary of Caisse de Depot et Placement du Quebec, the largest pension fund in Canada with over Cdn $125 billion in assets under management. Under the terms of the joint venture, SITQ Immobilier purchased a 45% interest in the Company's interests in the property based upon a gross aggregate price of $233.9 million and yielding proceeds of approximately $41.0 million, inclusive of closing costs and reimbursements. The transaction enables the Company to free up capital for additional high growth opportunities while enhancing the yield on its investment interests in One Park Avenue through various fee arrangements with respect to the investment.

1412 BROADWAY SALE

In June 2001, the Company completed the previously announced sale of 1412 Broadway for $90.7 million, to an affiliate of JER Partners, a subsidiary of the J.E. Robert Companies of McLean, VA. As part of the transaction, the Company retained a participating preferred equity position of $8.0 million in the property. The Company realized a book gain on the sale in the amount of approximately $4.1 million (before the write off of a $1.0 million loss on the related initial financing arrangement). Proceeds from the sale of 1412 Broadway were used to fund the acquisition of 317 Madison Avenue in a reverse 1031 tax-free exchange allowing the Company to defer all of the taxable gain.

STRUCTURED FINANCE ACTIVITY

      o Three separate transactions totaling $85.7 million were originated at a retained yield of 15.8%
      o     $51.9 million repaid yielding a 25.3% unlevered IRR
      o     $25.0 million participation to PREI under the investment program

PREI INVESTMENT PROGRAM

The Company has entered into a non-exclusive investment program with Prudential Real Estate Investors (PREI) that will invest up to $250 million in structured finance investments collateralized by New York City commercial real estate. Under the terms of the program, the Company and PREI will co-invest by purchasing 50% participation interests in structured finance investments originated, managed and serviced by the Company. The investment program will target mezzanine loans, first mortgage bridge loans, preferred equity, and junior mortgage participations in prime, well-located commercial real estate primarily in Midtown Manhattan. The Company will enhance its total return on investment through fees charged to the venture for origination, asset management and servicing as well as incentive returns based upon the overall performance of the investments.

CAPITALIZATION AND LIQUIDITY

The Company's dividend payout ratio was 48.4% of FFO and 46.2% of FAD before first cycle leasing costs. Excluding the 2 Grand Central Terminal original issue discount acceleration of $5.6 million, or $0.17 per share, FAD would have increased 63% and resulted in a normalized payout ratio of 61.5%.

The Company's annual dividend distribution rate is $1.55. The Company declared a quarterly dividend distribution on June 29, 2001 of $0.3875 per common share. The Company also declared a dividend of $0.50 per share of Preferred Income Equity Redeemable Stock for shareholders of record as of June 29, 2001. Both dividends were paid on July 13, 2001.

OTHER

The Company has changed "Same Store" results to include all properties as of 1/1/01 that were owned 12 months or more. Subsequently, the same store group has been adjusted to remove properties sold during the year and will include the following properties:


                                              2001 SAME STORE

      673 First Avenue                    1140 Avenue of the Americas               420 Lexington Avenue
      470 Park Avenue South               50 West 23rd Street                       1466 Broadway
      70 West 36th Street                 555 West 57th Street                      440 Ninth Avenue
      1414 Avenue of the Americas         711 Third Avenue                          1412 Broadway
      1372 Broadway                       110 East 42nd Street                      292 Madison Avenue
      286 Madison Avenue                  290 Madison Avenue

===============================================================================
                              FINANCIAL HIGHLIGHTS
                                                                [SL Green Logo]
                                 Second Quarter
                                   Unaudited
===============================================================================

                                                                              THREE MONTHS ENDED JUNE 30
                                                                            2001                     2000
OPERATIONAL INFORMATION
-------------------------------------------------------------------------------------------------------------
Total Revenues (000's)                                                   $66,476                  $56,494

FUNDS FROM OPERATIONS
     FFO per share- diluted                                                $0.80                    $0.65
     FFO Payout                                                            48.4%                    55.8%

FUNDS AVAILABLE FOR DISTRIBUTION
     FAD per share- diluted                                                $0.84                    $0.41
     FAD Payout                                                            46.2%                    88.4%


NET INCOME AVAILABLE TO COMMON SHAREHOLDERS
      per share - diluted                                                  $0.60                    $0.53
DIVIDENDS PER SHARE                                                      $0.3875                  $0.3625


SAME-STORE CASH NOI INCREASE                                                 17%                      22%

CAPITALIZATION DATA (000'S)
Total Assets                                                          $1,319,665               $1,160,842

Total Debt                                                              $608,649                 $492,046
Minority Interest                                                        $43,546                  $42,544
Preferred Stock                                                         $111,002                 $110,561

Quarter End Closing Price - SLG Common Stock                              $30.31                   $26.73
Total Market Capitalization                                           $1,759,723               $1,429,570

RATIOS
-------------------------------------------------------------------------------------------------------------
Consolidated Debt to Total Market Capitalization                          39.36%                   37.21%
Joint Venture Debt Allocated                                              46.72%                   41.91%


PORTFOLIO
-------------------------------------------------------------------------------------------------------------
TOTAL BUILDINGS
    DIRECTLY OWNED                                                            19                       19
    JOINT VENTURES                                                             6                        4
                                                                               -                        -
                                                                              25                       23

     TOTAL  SF                                                        10,105,800                9,130,800
     END OF QUARTER OCCUPANCY                                                98%                      98%


===============================================================================
COMPARATIVE BALANCE SHEETS
                                                                 [SL Green Logo]
Unaudited

(000's omitted)
===============================================================================

                                                                         6/30/2001      6/30/2000         +/-           3/31/2001
                                                                         ---------      ---------         ---           ---------
Assets
----------------------------------------------------------------------------------------------------------------------------------
Commercial real estate properties, at cost:
     Land & land interests                                                 140,657        131,991         8,666           165,814
     Buildings & improvements fee interest                                 683,889        646,150        37,739           785,280
     Buildings & improvements leasehold                                    141,670        135,886         5,784           140,951
     Buildings & improvements under capital lease                           12,208         12,208           -              12,208
                                                                       -----------    -----------                     -----------
                                                                           978,424        926,235        52,189         1,104,253
Less accumulated depreciation                                              (86,585)       (68,653)      (17,932)          (81,409)
                                                                       -----------    -----------                     -----------
                                                                           891,839        857,582        34,257         1,022,844
Other Real Estate Investments:
    Investment in unconsolidated joint ventures                            124,495         63,850        60,645            72,673
    Mortgage loans and preferred equity investments                         97,832         76,962        20,870            92,982


Properties held for sale                                                         -              -             -            82,153
Cash and cash equivalents                                                   43,742         15,317        28,425             8,078
Restricted cash:
    Tenant security                                                         26,408         18,081         8,327            20,603
    Escrows & other                                                         11,108         13,045        (1,937)           22,842
Tenant and other receivables, net of $3,049 reserve at 6/30/01               7,008          6,851           157             8,940
Related party receivables                                                      955            781           174             1,046
Deferred rents receivable, net of reserve for
     tenant credit loss of $5,441 at 6/30/01                                49,354         42,867         6,487            46,843
Investment in and advances to affiliates                                     7,932          7,527           405             6,919
Deferred costs, net                                                         37,446         37,922          (476)           40,940
Other assets                                                                21,546         20,057         1,489            16,650
                                                                       -----------    -----------                     -----------

TOTAL ASSETS                                                             1,319,665      1,160,842       158,823         1,443,513
                                                                       ==========================                     ===========


                                                                         +/-           12/31/2000            +/-
                                                                         ---           ----------            ---
Assets
---------------------------------------------------------------------------------------------------------------------
Commercial real estate properties, at cost:
     Land & land interests                                              (25,157)          125,572           15,085
     Buildings & improvements fee interest                             (101,391)          618,637           65,252
     Buildings & improvements leasehold                                     719           139,393            2,277
     Buildings & improvements under capital lease                           -              12,208              -
                                                                                      -----------
                                                                       (125,829)          895,810           82,614
Less accumulated depreciation                                            (5,176)          (78,432)          (8,153)
                                                                                      -----------
                                                                       (131,005)          817,378           74,461
Other Real Estate Investments:
    Investment in unconsolidated joint ventures                          51,822            65,031           59,464
    Mortgage loans and preferred equity investments                       4,850            51,293           46,539


Properties held for sale                                                (82,153)           10,895          (10,895)
Cash and cash equivalents                                                35,664            10,793           32,949
Restricted cash:
    Tenant security                                                       5,805            19,479            6,929
    Escrows & other                                                     (11,734)           67,344          (56,236)
Tenant and other receivables, net of $3,049 reserve at 6/30/01           (1,932)            7,580             (572)
Related party receivables                                                   (91)              917               38
Deferred rents receivable, net of reserve for
     tenant credit loss of $5,441 at 6/30/01                              2,511            45,816            3,538
Investment in and advances to affiliates                                  1,013             6,373            1,559
Deferred costs, net                                                      (3,493)           40,113           (2,667)
Other assets                                                              4,896            18,142            3,404
                                                                                      -----------

TOTAL ASSETS                                                           (123,848)        1,161,154          158,511
                                                                                      ===========



================================================================================
COMPARATIVE BALANCE SHEETS
                                                                 [SL Green Logo]
Unaudited
(000's omitted)
================================================================================

                                                              6/30/2001       6/30/2000       +/-           3/31/2001      +/-
                                                              ---------       ---------      ---            ---------       ---
LIABILITIES AND STOCKHOLDERS' EQUITY
----------------------------------------------------------------------------------------------------------------------------------
Mortgage notes payable                                          325,411         346,294      (20,883)         528,535    (203,124)
Revolving credit facilities                                     283,238         145,752      137,486          211,926      71,312
Derivative Instruments-fair value                                 2,383               -        2,383            2,814        (431)
Accrued interest payable                                          2,533           1,823          710            3,676      (1,143)
Accounts payable and accrued expenses                            20,922          26,851       (5,929)          22,122      (1,200)



                                       11

Deferred compensation awards                                      1,838               -        1,838            1,838          -
Deferred revenue                                                  1,587           1,838         (251)           2,073        (486)
Capitalized lease obligations                                    15,437          15,165          272           15,369          68
Deferred land lease payable                                      13,866          12,493        1,373           13,512         354
Dividend and distributions payable                               12,796          12,010          786           12,746          50
Security deposits                                                20,776          18,104        2,672           20,137         639
                                                           ------------    ------------                  ------------
Total Liabilities                                               700,787         580,330      120,457          834,748    (133,961)

Minority interest (2,281 units outstanding)                      43,546          42,544        1,002           43,062         484

8% Preferred Income Equity Redeemable Shares
  $0.01 par value, $25.00 mandatory liquidation
  preference, 4,600 outstanding                                 111,002         110,561          441          110,888         114

STOCKHOLDERS' EQUITY
-----------------------------------------------------------------------------------------------------------------------------------
Common stock, $.01 par value 100,000
  shares authorized, 24,859 issued and
  outstanding at 6/30/01                                            249             244            5              248           1
Additional paid - in capital                                    436,262         425,837       10,425          433,482       2,780
Deferred compensation plans & officer loans                      (9,072)         (6,239)      (2,833)          (9,400)        328
Accumulated Other Comprehensive Income (loss)                    (1,896)              -       (1,896)          (2,409)        513
Retained earnings                                                38,787           7,565       31,222           32,894       5,893
                                                           ------------    ------------                  ------------
Total Stockholders' Equity                                      464,330         427,407       36,923          454,815       9,515
                                                           ------------    ------------                  ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    1,319,665       1,160,842      158,823        1,443,513    (123,848)
                                                           ============================                  =============


                                                       12/31/2000          +/-
                                                       ----------          ---

LIABILITIES AND STOCKHOLDERS' EQUITY
----------------------------------------------------------------------------------
Mortgage notes payable                                   414,342         (88,931)
Revolving credit facilities                               46,374         236,864
Derivative Instruments-fair value                            -             2,383
Accrued interest payable                                   2,349             184
Accounts payable and accrued expenses                     24,818          (3,896)
Deferred compensation awards                               2,833            (995)
Deferred revenue                                           1,112             475
Capitalized lease obligations                             15,303             134
Deferred land lease payable                               13,158             708
Dividend and distributions payable                        12,678             118
Security deposits                                         19,014           1,762
                                                    ------------
Total Liabilities                                        551,981         148,806

Minority interest (2,281 units outstanding)               43,326             220

8% Preferred Income Equity Redeemable Shares
  $0.01 par value, $25.00 mandatory liquidation
  preference, 4,600 outstanding                          110,774             228

STOCKHOLDERS' EQUITY
----------------------------------------------------------------------------------
Common stock, $.01 par value 100,000
  shares authorized, 24,859 issued and
  outstanding at 6/30/01                                     246               3
Additional paid - in capital                             428,698           7,564
Deferred compensation plans & officer loans               (5,037)         (4,035)
Accumulated Other Comprehensive Income (loss)                -            (1,896)
Retained earnings                                         31,166           7,621
                                                    ------------
Total Stockholders' Equity                               455,073           9,257
                                                    ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             1,161,154         158,511
                                                    ============

===============================================================================
COMPARATIVE STATEMENTS OF OPERATIONS
                                                                 [SL Green Logo]
Unaudited
($000'S OMITTED)
===============================================================================

                                                       Three Months Ended                     Three Months Ended  Six Months Ended
                                                       JUN-01      JUN-00       +/-        %              MAR-01            JUN-01
                                                       ------      ------       ---        -              ------            ------
REVENUES
-----------------------------------------------------------------------------------------------------------------------------------
Rental revenue, net                                    51,208      42,740     8,468      20%              51,991           103,199

     Free rent                                          1,136       2,394    (1,258)    -53%               1,948             3,084
     Amortization of free rent                           (816)       (840)       24      -3%                (838)           (1,654)
                                                     ---------  ---------                              ---------         ---------
Net free rent                                             320       1,554    (1,234)    -79%               1,110             1,430
                                                                                  -
Straight-line rent                                      2,335       2,356       (21)     -1%               2,551             4,886
Allowance for S/L tenant credit loss                     (458)       (240)     (218)     91%                (649)           (1,107)
Escalation and reimbursement revenues                   7,296       5,367     1,929      36%               8,057            15,353
Signage rent                                              179         597      (418)    -70%                 350               529
Investment income                                       5,046       3,923     1,123      29%               3,274             8,320
Other income                                              550         197       353     179%                 310               860
                                                    ---------   ---------                              ---------         ---------
                TOTAL REVENUES, NET                    66,476      56,494     9,982      18%              66,994           133,470
Equity in income/(loss) from affiliates                  (658)        369    (1,027)   -279%                (269)             (927)
Equity in income from unconsolidated joint ventures     1,756         782       974     125%               1,513             3,269

EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
Operating expenses                                     14,081      13,443       638       5%              15,826            29,907
Ground rent                                             3,159       3,159         -       0%               3,159             6,318
Real estate taxes                                       7,958       7,053       905      13%               8,180            16,138
Marketing, general and administrative                   3,668       3,190       478      15%               3,547             7,215
                                                    ---------   ---------                              ---------         ---------
                TOTAL OPERATING EXPENSES               28,866      26,845     2,021       8%              30,712            59,578

EBITDA                                                 38,708      30,800     7,908      26%              37,526            76,234
                                                                                  -
Interest                                               13,171      10,053     3,118      31%              13,897            27,068
Depreciation and amortization                           9,189       8,403       786       9%               9,720            18,909
                                                    ---------   ---------                              ---------         ---------

INCOME BEFORE MINORITY INTEREST                        16,348      12,344     4,004      32%              13,909            30,257

Extraordinary loss- early debt extinguishment               -        (430)      430    -100%                 (98)              (98)
Gain on sale of properties                              3,002       4,797    (1,795)    -37%               1,514             4,516
Gain on redemption of preferred equity inv.                 -           -         -       0%                   -                 -
Cumulative effect of accounting change                      -           -         -       0%                (532)             (532)
Minority interest  - OP                                (1,405)     (1,316)      (89)      7%              (1,081)           (2,486)
                                                    ---------   ---------                              ---------         ---------
NET INCOME                                             17,945      15,395     2,550      17%              13,712            31,657

Dividends on preferred shares                           2,300       2,300         -       0%               2,300             4,600
Preferred stock accretion                                 115         107         8       8%                 114               229
                                                    ---------   ---------                              ---------         ---------
INCOME AVAILABLE FOR COMMON SHARES                     15,530      12,988     2,542      20%             11,298            26,828
                                                    =========   =========                              =========         =========

===============================================================================
COMPARATIVE STATEMENTS OF OPERATIONS

                                                                 [SL Green Logo]
Unaudited
($000'S OMITTED)
================================================================================

                                                                   Three Months Ended     Three Months Ended      Six Months Ended
                                                                  JUN-01       JUN-00                 MAR-01                JUN-01
                                                                  ------       ------                 ------                ------
RATIOS
-----------------------------------------------------------------------------------------------------------------------------------
MG&A to Real Estate Revenue, net                                   6.02%        6.09%                  5.59%                 5.81%
MG&A to Total Revenue, net                                         5.52%        5.65%                  5.29%                 5.41%
Operating Expense to Real Estate Revenue, net                     23.13%       25.67%                 24.96%                24.06%
EBITDA to Real Estate Revenue, net                                63.58%       58.81%                 59.18%                61.34%

EBITDA before Ground Rent to Real Estate Revenue, net             68.77%       64.84%                 64.16%                66.42%



($000's omitted - except per share data)

PER SHARE DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Income available for common shares                                15,530       12,988                 11,298                26,828
Net income per share (basic)                                        0.63         0.53                   0.46                  1.09
Net income per share (diluted)                                      0.60         0.53                   0.46                  1.06

Book/Tax Depreciation Adjustment                                   1,985          336                  1,815                 3,800
Book/Tax Gain Recognition Adjustment                                 998       (1,269)                   686                 1,684
Other Operating Adjustments                                       (3,809)      (4,117)                (3,483)               (7,292)
C-corp Earnings                                                      658            -                    270                   928
                                                              ----------   ----------             ----------            ----------
TAXABLE INCOME                                                    15,362        7,938                 10,586                25,948

Dividend per share                                                0.3875       0.3625                 0.3875                0.3875
Estimated payout of taxable income                                   62%         126%                   101%                   76%
Basic weighted average common shares                              24,706       24,309                 24,639                24,706
Diluted weighted average common shares and
  common share equivalents outstanding                            32,183       31,744                 27,403                32,170


--------------------------------------------------------------------------------

PAYOUT OF TAXABLE INCOME ANALYSIS:
Estimated taxable income is derived from net income less straightline rent, free rent net of amortization of free rent, plus tax gain on sale of properties, credit loss, straightline ground rent and the difference between tax and GAAP depreciation. The Company has deferred the taxable gain on the sales 29 West 35th Street, 17 Battery Place South, and 1412 Broadway through 1031 exchanges.

--------------------------------------------------------------------------------

===============================================================================
JOINT VENTURE STATEMENTS
BALANCE SHEET FOR UNCONSOLIDATED JOINT VENTURES                  [SL Green Logo]
UNAUDITED
(000'S OMITTED)
===============================================================================

                                                                        JUNE 30, 2001
                                                 -------------------------------------------------------------------------------
                                                      TOTAL PROPERTY                SLG PROPERTY INTEREST
Land & land interests                                            127,058                              63,582
Buildings & improvements                                         530,647                             267,291
                                                  ----------------------              ----------------------
                                                                 657,705                             330,873
Less accumulated depreciation                                    (10,886)                             (5,261)
                                                  ----------------------              ----------------------

Net Real Estate                                                  646,819                             325,612

Cash and cash equivalents                                          7,227                               3,627
Restricted cash                                                   22,793                              11,097
Tenant receivables, net of $165 reserve                            2,809                               1,360
Deferred rents receivable, net of reserve for
     tenant credit loss of $327 at 6/30/01                         4,961                               2,378
Deferred costs, net                                                6,507                               3,257
Other assets                                                       5,040                               2,554
                                                  ----------------------              ----------------------

                                    TOTAL ASSETS                696,156                             349,886
                                                  ======================              ======================

Mortgage loan payable                                            429,748                             213,452  references page 22
Accrued interest payable                                           2,183                               1,065
Accounts payable and accrued expenses                             13,283                               8,646
Security deposits                                                  6,282                               2,984
Contributed Capital (1)                                          244,660                             123,739  references page 11
                                                                --------                            --------

TOTAL LIABILITIES AND EQUITY                                     696,156                             349,886
                                                  ======================              ======================


                                                                         JUNE 30, 2000
                                                 -----------------------------------------------------------
                                                        TOTAL PROPERTY              SLG PROPERTY INTEREST
Land & land interests                                             69,468                              32,774
Buildings & improvements                                         287,017                             135,186
                                                  ----------------------              ----------------------
                                                                 356,485                             167,960
Less accumulated depreciation                                     (4,199)                             (1,973)
                                                  ----------------------              ----------------------

Net Real Estate                                                  352,286                             165,988

Cash and cash equivalents                                          7,071                               3,287
Restricted cash                                                    8,043                               3,706
Tenant receivables, net of $165 reserve                            1,342                                 638
Deferred rents receivable, net of reserve for
     tenant credit loss of $327 at 6/30/01                         2,569                               1,192
Deferred costs, net                                                6,344                               2,898
Other assets                                                       2,652                               2,442
                                                  ----------------------              ----------------------

                                                                 380,307                             180,151
                                                  ======================              ======================

Mortgage loan payable                                            230,650                             107,048
Accrued interest payable                                           1,557                                 744
Accounts payable and accrued expenses                              7,212                               3,370
Security deposits                                                  5,087                               2,317
Contributed Capital (1)                                          135,801                              66,672
                                                  ----------------------              ----------------------

                                                                 380,307                             180,151
                                                  ======================              ======================


-------------------------------------------------------------------------------

As of June 30, 2001 the Company has six joint venture interests representing a 50% interest in 180 Madison Avenue, acquired in December 2000, a 50% interest in 1250 Broadway, acquired in August 1999, a 50% interest in 100 Park Avenue, acquired in February 2000, a 35% interest in 321 West 44th Street, contributed May 2000, a 35% interest in 469 Seventh Avenue acquired in January 2001, and a 55% interest in 1 Park Avenue contributed in June 2001. These interests are accounted for on the equity method of accounting and, therefore, are not consolidated into the company's financial statements.

(1) This analysis excludes certain residual interests in the entity that held 90 Broad Street (sold November 2000).
--------------------------------------------------------------------------------

===============================================================================
JOINT VENTURE STATEMENTS
STATEMENTS OF OPERATIONS FOR UNCONSOLIDATED JOINT VENTURES       [SL Green Logo]
UNAUDITED
(000'S OMITTED)
===============================================================================

                                                                               THREE MONTHS ENDED JUNE 30, 2001
                                                                 ----------------------------------------------------------------

                                                                      TOTAL PROPERTY    SLG PROPERTY INTEREST  SLG SUBSIDIARY
                                                                      --------------    ---------------------  --------------
Revenues
---------------------------------------------------------------------------------------------------------------------------------
Rental Revenue, net                                                           16,931                    8,327
     Free rent                                                                    95                       41
     Amortization of free rent                                                   (75)                     (35)
                                                                       -------------            -------------
Net free rent                                                                     20                        6

Straight-line rent                                                               803                      374
Allowance for S/L tenant credit loss                                            (157)                     (74)
Escalation and reimbursement revenues                                          2,911                    1,387
Investment income                                                                177                       83
Other income                                                                      27                       13
                                                                       -------------            -------------
                                             TOTAL REVENUES, NET              20,712                   10,116

EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
Operating expenses                                                             5,015                    2,441
Real estate taxes                                                              3,320                    1,618
                                                                       -------------            -------------
                                          TOTAL OPERATING EXPENSES             8,335                    4,059
                                                                                 -
GAAP NOI                                                                      12,532                    6,131
Cash NOI                                                                      11,710                    5,751

Interest                                                                       6,040                    2,892
Depreciation and amortization                                                  2,920                    1,409
                                                                       -------------            -------------
NET INCOME (1)                                                                 3,415                    1,756  references page 13

Plus:  Real Estate Depreciation                                                2,658                    1,358  references page 18
Plus:  Extraordinary Loss                                                          -                        -
Plus:  Management & Leasing Fees                                                   -                        -                  25
                                                                       -------------            -------------       -------------

FUNDS FROM OPERATIONS                                                          6,073                    3,114

FAD ADJUSTMENTS:
---------------------------------------------------------------------------------------------------------------------------------
Plus: Non Real Estate Depreciation                                               262                      120
Plus: 2% Allowance for S/L Tenant Credit Loss                                    157                       74
Less: Free and S/L Rent                                                         (822)                    (381)
Less: Second Cycle Tenant Improvement,
   Leasing Commissions & Recurring Capex                                      (2,989)                  (1,576)
                                                                       -------------            -------------
                                                                              (3,393)                  (1,763)
                                                                       =============            =============

-------------------------------------------------------------------------------------------------------------
Operating Expense to Real Estate Revenue, net                                 24.27%                   24.18%
GAAP NOI to Real Estate Revenue, net                                          60.65%                   60.73%
Cash NOI to Real Estate Revenue, net                                          56.67%                   56.96%

-------------------------------------------------------------------------------------------------------------

                                                                     THREE MONTHS ENDED JUNE 30, 2000
                                                       --------------------------------------------------------

                                                     TOTAL PROPERTY    SLG PROPERTY INTEREST     SLG SUBSIDIARY
                                                     --------------    ---------------------     --------------
Revenues
---------------------------------------------------------------------------------------------------------------
Rental Revenue, net                                         12,542                    5,943
     Free rent                                                 657                      285
     Amortization of free rent                                 (65)                     (29)
                                                     -------------            -------------
Net free rent                                                  592                      256

Straight-line rent                                             690                      324
Allowance for S/L tenant credit loss                          (192)                     (87)
Escalation and reimbursement revenues                        1,442                      639
Investment income                                               91                       44
Other income                                                     2                        2
                                                     -------------            -------------
                           TOTAL REVENUES, NET              15,167                    7,121

EXPENSES
---------------------------------------------------------------------------------------------------------------
Operating expenses                                           3,816                    1,760
Real estate taxes                                            2,653                    1,286
                                                     -------------            -------------
                        TOTAL OPERATING EXPENSES             6,469                    3,046

GAAP NOI                                                     8,890                    4,161
Cash NOI                                                     7,608                    3,582

Interest                                                     4,874                    2,287
Depreciation and amortization                                2,149                    1,006
                                                     -------------            -------------
NET INCOME (1)                                               1,675                      782

Plus:  Real Estate Depreciation                              1,943                      917
Plus:  Extraordinary Loss                                        -                        -
Plus:  Management & Leasing Fees                                 -                        -                 44
                                                     -------------            -------------      -------------
FUNDS FROM OPERATIONS                                        3,618                    1,699

FAD ADJUSTMENTS:
---------------------------------------------------------------------------------------------------------------
Plus: Non Real Estate Depreciation                             206                       88
Plus: 2% Allowance for S/L Tenant Credit Loss                  192                       87
Less: Free and S/L Rent                                     (1,282)                    (580)
Less: Second Cycle Tenant Improvement,
   Leasing Commissions & Recurring Capex                      (255)                     (89)
                                                     -------------            -------------
                                                            (1,139)                    (494)
                                                     =============            =============

--------------------------------------------------------------------------------------------
Operating Expense to Real Estate Revenue, net               25.00%                   24.57%
GAAP NOI to Real Estate Revenue, net                        58.24%                   58.11%
Cash NOI to Real Estate Revenue, net                        49.84%                   50.01%

--------------------------------------------------------------------------------------------


===============================================================================
CONDENSED CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
($000'S OMITTED)                                                 [SL Green Logo]
===============================================================================

                                                                                                    RETAINED EARNINGS /
                                                                                    ADDITIONAL      (DISTRIBUTIONS IN
                                                                  COMMON STOCK   PAID-IN CAPITAL    EXCESS OF EARNINGS)
                                                                 --------------  ---------------   --------------------

BALANCE AT DECEMBER 31, 1998                                            240              416,939                  (8,559)

Balance at December 31, 1999                                            242              421,958                  (9,422)

Net Income                                                                                                        86,217
Preferred dividend and accretion                                                                                  (9,626)
Deferred compensation plan                                                                   253
Exercise of employee stock options                                        3                4,359
Cash distributions declared ($1.475 per
  common share)                                                                                                  (36,003)
Redemption of operating partnership units                                 1                2,128
Amortization of officers' loan and deferred compensation
                                                                 ----------           ----------              ----------
BALANCE AT DECEMBER 31, 2000                                            246              428,698                  31,166

Net Income                                                                                                        31,657
Cumulative Effect of Accounting Change
Preferred dividend and accretion                                                                                  (4,829)
Deferred compensation plan                                                1                3,704
Exercise of employee stock options                                        2                3,363
Cash distributions declared ($0.775 per  common share)                                                           (19,207)
Redemption of operating partnership units                                                    497
Comprehensive Income - Unrealized loss of derivative instruments
Amortization of officers' loan and deferred compensation
                                                                 ----------           ----------              ----------
BALANCE AT JUNE 30, 2001 (UNAUDITED)                                    249              436,262                  38,787


                                                                     DEFERRED          ACCUMULATED
                                                                   COMPENSATION           OTHER
                                                                  PLAN / OFFICERS'    COMPREHENSIVE
                                                                       LOAN                LOSS          TOTAL
                                                                 -----------------   ---------------  ----------

BALANCE AT DECEMBER 31, 1998                                              (3,794)                        404,826

Balance at December 31, 1999                                              (6,674)            -           406,104

Net Income                                                                                                86,217
Preferred dividend and accretion                                                                          (9,626)
Deferred compensation plan                                                     6                             259
Exercise of employee stock options                                                                         4,362
Cash distributions declared ($1.475 per
  common share)                                                                                          (36,003)
Redemption of operating partnership units                                                                  2,129
Amortization of officers' loan and deferred compensation                   1,631                           1,631
                                                                      ----------      ----------      ----------
BALANCE AT DECEMBER 31, 2000                                              (5,037)            -           455,073

Net Income                                                                                                31,657
Cumulative Effect of Accounting Change                                                      (811)           (811)
Preferred dividend and accretion                                                                          (4,829)
Deferred compensation plan                                                (4,733)                         (1,028)
Exercise of employee stock options                                                                         3,365
Cash distributions declared ($0.775 per  common share)                                                   (19,207)
Redemption of operating partnership units                                                                    497
Comprehensive Income - Unrealized loss of derivative instruments                          (1,085)         (1,085)
Amortization of officers' loan and deferred compensation                     698                             698
                                                                      ----------      ----------      ----------
BALANCE AT JUNE 30, 2001 (UNAUDITED)                                      (9,072)         (1,896)        464,330


===============================================================================
RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION


================================================================================

                                                             COMMON STOCK         OP UNITS        BASIC SHARES    DILUTION FACTOR
                                                             ------------         --------        ------------    ---------------

BALANCE AT DECEMBER 31, 1998                                   23,951,826         2,428,056        26,379,882

BALANCE AT DECEMBER 31, 1999                                   24,184,217         2,428,056        26,612,273

BALANCE AT DECEMBER 31, 2000                                   24,515,994         2,307,515        26,823,509          4,994,943

   Option/OP Units Converted                                      192,739           (26,492)          166,247            (28,473)
   Deferred Compensation Program                                  150,500                             150,500           (116,648)
   Unexercised Option Share Equivalents                                                                                  475,806
   Preferred Stock "If Converted" Method to common stock                                                               4,698,900
                                                           ---------------  ---------------   ---------------    ---------------
BALANCE AT JUNE 30, 2001(UNAUDITED)                            24,859,233         2,281,023        27,140,256          5,029,585


                                                                                DILUTED SHARES
                                                                               ---------------

BALANCE AT DECEMBER 31, 1998                                                       26,379,882

BALANCE AT DECEMBER 31, 1999                                                       26,612,273

BALANCE AT DECEMBER 31, 2000                                            -          31,818,452

   Option/OP Units Converted                                                          137,774
   Deferred Compensation Program                                                       33,852
   Unexercised Option Share Equivalents                                               475,806
   Preferred Stock "If Converted" Method to common stock                            4,698,900
                                                            ---------------   ---------------
BALANCE AT JUNE 30, 2001(UNAUDITED)                                     -          32,169,841


===============================================================================
COMPARATIVE COMPUTATION OF FFO AND FAD
UNAUDITED                                                        [SL Green Logo]
($000'S OMITTED - EXCEPT PER SHARE DATA)
===============================================================================

                                                                                      THREE MONTHS ENDED JUNE 30
                                                                                   -----------------------------------------------
                                                                                       2001            2000         % CHANGE
                                                                                       ----            ----         --------
Funds from operations
----------------------------------------------------------------------------------------------------------------------------------
Net Income before Minority Interests                                                      16,348          12,344           32%

Add:                  Depreciation and Amortization                                        9,189           8,403            9%
                      FFO adjustment for Joint Ventures                                    1,358             917           48%
Less:                 Dividends on Preferred Shares                                        2,300           2,300            0%
                      Non Real Estate Depreciation/Amortization of
                           Finance Costs                                                   1,157           1,040           11%
                                                                                      ----------      ----------
                      FUNDS FROM OPERATIONS - BASIC                                       23,438          18,324           28%

                      FUNDS FROM OPERATIONS - BASIC PER SHARE                               0.87            0.69           26%

Add:                  Dividends on Preferred Shares                                        2,300           2,300            0%
                                                                                      ----------      ----------
                      FUNDS FROM OPERATIONS - DILUTED                                     25,738          20,624           25%


                      FUNDS FROM OPERATIONS - DILUTED PER SHARE                             0.80            0.65           23%

FUNDS AVAILABLE FOR DISTRIBUTION
----------------------------------------------------------------------------------------------------------------------------------
FFO (1)                                                                                   25,738          18,324           40%

Add:                  Non Real Estate Depreciation                                         1,157           1,040           11%
                      2% Allowance for S/L Tenant Credit Loss                                458             240           91%
                      Straight-line Ground Rent                                              354             441          -20%
                      Non-cash Deferred Compensation                                         350             386           -9%
                      FAD adjustment for Joint Ventures & Emerge                          (1,731)           (494)         250%
Less:                 Straight-line Rental Income                                          2,335           2,356           -1%
                      Free Rent - Occupied (Net of Amortization, incl. First Cycle)          320           1,554          -79%
                      Amortization of Mortgage Investment Discount                        (5,608)          1,107         -607%
                      Second Cycle Tenant Improvement & Leasing
                             Commission on Existing Space                                  1,799           3,289          -45%
                      Recurring Building Improvements                                        481             546          -12%
                                                                                      ----------      ----------


FUNDS AVAILABLE FOR DISTRIBUTION                                                          26,999          11,085          144%
                      Diluted per Share                                                     0.84            0.41          107%
First Cycle Leasing Costs
                      Tenant Improvement & Leasing Commissions                                14           4,206         -100%
                                                                                      ----------      ----------

FUNDS AVAILABLE FOR DISTRIBUTION AFTER FIRST CYCLE LEASING COSTS                          26,985           6,880          292%

Funds Available for Distribution per Diluted Weighted Average
     Unit and Common Share                                                                  0.98            0.25          290%

Redevelopment Costs                                                                        2,225           3,254          -32%

----------------------------------------------------------------------------------------------------------------------------------
PAYOUT RATIO OF FUNDS FROM OPERATIONS                                                     48.43%          55.80%          -13%
Payout Ratio of Funds Available for Distribution
     Before First Cycle                                                                   46.17%          88.44%          -48%
----------------------------------------------------------------------------------------------------------------------------------

                                                                             THREE MONTHS ENDED MAR 31   THREE MONTHS ENDED DEC 31
                                                                          ------------------------------ -------------------------
                                                                              2001           % CHANGE         2000     % CHANGE
                                                                              ----            --------        ----     --------
Funds from operations
----------------------------------------------------------------------------------------------------------------------------------
Net Income before Minority Interests                                                 13,909          18%        14,571         12%

Add:                  Depreciation and Amortization                                   9,720          -5%         7,992         15%
                      FFO adjustment for Joint Ventures                                 996          36%           788         72%
Less:                 Dividends on Preferred Shares                                   2,300           0%         2,300          0%
                      Non Real Estate Depreciation/Amortization of
                           Finance Costs                                              1,155           0%           998         16%
                                                                                 ----------                 ----------
                      FUNDS FROM OPERATIONS - BASIC                                  21,170          11%        20,053         17%

                      FUNDS FROM OPERATIONS - BASIC PER SHARE                          0.79          10%          0.73         19%

Add:                  Dividends on Preferred Shares                                   2,300                      2,300          0%
                                                                                 ----------                 ----------
                      FUNDS FROM OPERATIONS - DILUTED                                23,470                     22,353          5%


                      FUNDS FROM OPERATIONS - DILUTED PER SHARE                        0.73           9%          0.70         14%

FUNDS AVAILABLE FOR DISTRIBUTION
-----------------------------------------------------------------------------------------------------------------------------------
FFO (1)                                                                              21,170          22%        20,053         28%

Add:                  Non Real Estate Depreciation                                    1,155           0%           998         16%
                      2% Allowance for S/L Tenant Credit Loss                           649         -29%           182        152%
                      Straight-line Ground Rent                                         354           0%           354          0%
                      Non-cash Deferred Compensation                                    349           0%           903        -61%
                      FAD adjustment for Joint Ventures & Emerge                       (739)        134%          (371)       366%
Less:                 Straight-line Rental Income                                     2,551          -8%         2,171          8%
                      Free Rent - Occupied (Net of Amortization, incl. First Cycle)   1,110         -71%            25       1180%
                      Amortization of Mortgage Investment Discount                      759        -839%         1,119       -601%
                      Second Cycle Tenant Improvement & Leasing
                             Commission on Existing Space                             3,558         -49%         3,315        -46%
                      Recurring Building Improvements                                   327          47%           905        -47%
                                                                                 ----------                 ----------


FUNDS AVAILABLE FOR DISTRIBUTION                                                     14,632          85%        14,584         85%
                      Diluted per Share                                                0.53          58%          0.53         57%
First Cycle Leasing Costs
                      Tenant Improvement & Leasing Commissions                          539         -97%           439        -97%
                                                                                 ----------                 ----------

FUNDS AVAILABLE FOR DISTRIBUTION AFTER FIRST CYCLE LEASING COSTS                     14,093          91%        14,145         91%

Funds Available for Distribution per Diluted Weighted Average
     Unit and Common Share                                                             0.52          89%          0.52         90%

Redevelopment Costs                                                                   2,789         -20%         6,995        -68%

-----------------------------------------------------------------------------------------------------------------------------------
PAYOUT RATIO OF FUNDS FROM OPERATIONS                                                53.00%          -9%        55.47%        -13%
Payout Ratio of Funds Available for Distribution
     Before First Cycle                                                              72.57%         -36%        72.53%        -36%
-----------------------------------------------------------------------------------------------------------------------------------

===============================================================================
SELECTED FINANCIAL DATA
CAPITALIZATION ANALYSIS
UNAUDITED                                                       [SL Green Logo]
($000'S OMITTED)
===============================================================================

                                                                                                 JUNE 30,
                                                                                        2001                2000
                                                                                        ----                ----
Market Capitalization
---------------------------------------------------------------------------------------------------------------------
Common Equity:
                   Common Shares Outstanding                                             24,859              24,373
                   OP Units Outstanding                                                   2,281               2,389
                                                                                    -----------         -----------
                   TOTAL COMMON EQUITY (SHARES AND UNITS)                                27,140              26,762
                   Share Price at (End of Period)                                         30.31               26.73
                                                                                    -----------         -----------
                   Equity Market Value                                                  822,621             715,476

Preferred Equity at Liquidation Value:                                                  115,000             115,000

REAL ESTATE DEBT
---------------------------------------------------------------------------------------------------------------------
                   Property Level Mortgage Debt                                         325,411             346,294
                   Company's portion of Joint Venture Mortgages                         213,452             107,048
                   Outstanding Balance on - Secured Credit Line                          45,238              42,752
                   Outstanding Balance on - Unsecured Credit Line                       238,000             103,000
                                                                                    -----------         -----------
                   TOTAL COMBINED DEBT                                                  822,102             599,094

                   TOTAL MARKET CAP (DEBT & EQUITY)                                   1,759,723           1,429,570

LINES OF CREDIT AVAILABILITY
---------------------------------------------------------------------------------------------------------------------
Senior Unsecured Line of Credit
                   Maximum Line Available                                               300,000             250,000
                   Letters of Credit issued                                               5,000                   -
                   Outstanding Balance                                                  238,000             103,000
                                                                                    -----------         -----------
                   Net Line Availability                                                 57,000             147,000
                                                                                    -----------         -----------
Secured Line of Credit
                   Maximum Line Available                                                60,000              50,000
                   Outstanding Balance                                                   45,238              42,752
                                                                                    -----------         -----------
                   Prudential Line Availability                                          14,762               7,248
                                                                                    -----------         -----------
                   Total Availability under Lines of Credit                              71,762             154,248
                                                                                    -----------         -----------

RATIO ANALYSIS
---------------------------------------------------------------------------------------------------------------------
Consolidated Basis
                   Debt to Market Cap Ratio                                              39.36%              37.21%
                   Debt to Gross Real Estate Book Ratio (1)                              58.31%              49.16%
                   Secured Real Estate Debt to Secured Assets Gross Book (1)             68.37%              57.90%
                   Unsecured Debt to Unencumbered
                        Assets-Gross Book Value (1)                                      62.74%              34.40%
                   Secured Non Real Estate Debt to Secured Assets Book (1)               41.95%              49.16%
Joint Ventures Allocated
                   Combined Debt to Market Cap Ratio                                     46.72%              41.91%
                   Debt to Gross Real Estate Book Ratio (1)                              60.10%              51.42%
                   Secured Debt to Secured Assets Gross Book (1)                         67.15%              59.18%
                   Unsecured Debt to Unencumbered
                        Assets-Gross Book Value (1)                                      62.74%              34.40%
                   Secured Line of Credit to Structured Finance Assets (1)               41.95%              49.16%

(1)  Excludes property under capital lease


                                                                                   MARCH 31,             DECEMBER 31,
                                                                                     2001                   2000
                                                                                     ----                   ----

-----------------------------------------------------------------------------------------------------------------------
Common Equity:
                   Common Shares Outstanding                                          24,705                24,516
                   OP Units Outstanding                                                2,283                 2,308
                                                                                 -----------           -----------
                   TOTAL COMMON EQUITY (SHARES AND UNITS)                             26,988                26,824
                   Share Price at (End of Period)                                      27.45                 28.00
                                                                                 -----------           -----------
                   Equity Market Value                                               740,821               751,058

Preferred Equity at Liquidation Value:                                               115,000               115,000

REAL ESTATE DEBT
---------------------------------------------------------------------------------------------------------------------
                   Property Level Mortgage Debt                                      528,535               414,342
                   Company's portion of Joint Venture Mortgages                      128,408               115,808
                   Outstanding Balance on - Secured Credit Line                       44,926                23,374
                   Outstanding Balance on - Unsecured Credit Line                    167,000                23,000
                                                                                 -----------           -----------
                   TOTAL COMBINED DEBT                                               868,869               576,524

                   TOTAL MARKET CAP (DEBT & EQUITY)                                1,724,690             1,442,582

LINES OF CREDIT AVAILABILITY
---------------------------------------------------------------------------------------------------------------------
Senior Unsecured Line of Credit
                   Maximum Line Available                                            300,000               250,000
                   Letters of Credit issued                                            5,000                21,000
                   Outstanding Balance                                               167,000                23,000
                                                                                 -----------           -----------
                   Net Line Availability                                             128,000               206,000
                                                                                 -----------           -----------
Secured Line of Credit
                   Maximum Line Available                                             60,000                60,000
                   Outstanding Balance                                                44,926                23,374
                                                                                 -----------           -----------
                   Prudential Line Availability                                       15,074                36,626
                                                                                 -----------           -----------
                   Total Availability under Lines of Credit                          143,074               242,626
                                                                                 -----------           -----------

RATIO ANALYSIS
---------------------------------------------------------------------------------------------------------------------
Consolidated Basis
                   Debt to Market Cap Ratio                                           46.39%                34.72%
                   Debt to Gross Real Estate Book Ratio (1)                           59.23%                48.89%
                   Secured Real Estate Debt to Secured Assets Gross Book (1)          75.98%                66.06%
                   Unsecured Debt to Unencumbered
                        Assets-Gross Book Value (1)                                   46.18%                 8.65%
                   Secured Non Real Estate Debt to Secured Assets Book (1)            48.32%                45.57%
Joint Ventures Allocated
                   Combined Debt to Market Cap Ratio                                  50.38%                39.96%
                   Debt to Gross Real Estate Book Ratio (1)                           60.23%                51.58%
                   Secured Debt to Secured Assets Gross Book (1)                      73.87%                65.85%
                   Unsecured Debt to Unencumbered
                        Assets-Gross Book Value (1)                                   46.18%                 8.65%
                   Secured Line of Credit to Structured Finance Assets (1)            48.32%                45.57%

(1)  Excludes property under capital lease


================================================================================
SELECTED FINANCIAL DATA
PROPERTY NOI AND COVERAGE RATIOS
UNAUDITED
($000'S OMITTED)                                                 [SL GREEN LOGO]
================================================================================

                                                                                  THREE MONTHS ENDED JUNE 30
                                                             -------------------------------------------------------
                                                                    2001             2000         +/-        %CHANGE
                                                                    ----             ----         ---        -------
FUNDS FROM OPERATIONS                                              23,438        18,324         5,114           28%
--------------------------------------------------------------------------------------------------------------------

Less:     Non - Building Revenue                                    6,195         5,346           849           16%

Plus:     2% Reserve for Tenant Credit Loss                           458           240           218           91%
          Interest Expense (incl. Capital Lease Int.)              13,171        10,053         3,118           31%
          Non Real Estate Depreciation                              1,157         1,040           117           11%
          MG&A Expense                                              3,668         3,190           478           15%
          Preferred Dividend                                        2,300         2,300             -            0%
                                                             ------------  ------------
                                 GAAP NOI                          37,997        29,801         8,196           28%
CASH ADJUSTMENTS
--------------------------------------------------------------------------------------------------------------------
Less:     Free Rent (Net of Amortization)                             320         1,554        (1,234)         -79%
          Straightline Revenue Adjustment                           2,335         2,356           (21)          -1%

Plus:     Ground Lease Straight-line Adjustment                       354           441           (87)         -20%
                                                             ------------  ------------
                                 CASH NOI                          35,696        26,332         9,364           36%

          Real Estate Revenue, net                                 61,338        52,614         8,725           17%

OPERATING MARGINS
--------------------------------------------------------------------------------------------------------------------
          GAAP NOI/Real Estate Revenue, net                         61.95%        56.64%
          Cash NOI/Real Estate Revenue, net                         58.20%        50.05%
          GAAP NOI before Ground Rent/Real Estate Revenue, net      72.25%        68.65%
          Cash NOI before Ground Rent/Real Estate                   67.92%        61.22%
          Revenue, net

COMPONENTS OF DEBT AND FIXED CHARGES
--------------------------------------------------------------------------------------------------------------------
          Interest on Fixed Rate Loans                              6,876         4,063         2,813           69%
          Interest on Floating Rate Loans                           6,295         5,990           305            5%
          Fixed Amortization Principal Payments                     1,004           885           119           13%
                                                             ------------  ------------
                                      TOTAL DEBT SERVICE           14,175        10,938         3,237           30%

          Payments under Ground Lease Arrangements                  2,805         2,769            36            1%
          Preferred Stock Dividend                                  2,300         2,300             -            0%
                                                             ------------  ------------
                                      TOTAL FIXED CHARGES          19,280        16,007         3,273           20%


--------------------------------------------------------------------------------------------------------------------
Adjusted EBITDA                                                    41,379        31,692
Interest Coverage Ratio                                              3.14          3.16
Debt Service Coverage ratio                                          2.92          2.90
Fixed Charge Coverage ratio                                          2.15          1.98
--------------------------------------------------------------------------------------------------------------------


                                                                        THREE MONTHS ENDED MARCH 31
                                                             ------------------------------------------
                                                                  2001              +/-         %CHANGE
                                                                  ----              ---         -------
FUNDS FROM OPERATIONS                                              21,170          2,268           11%
-------------------------------------------------------------------------------------------------------

Less:     Non - Building Revenue                                    4,262          1,933           45%

Plus:     2% Reserve for Tenant Credit Loss                           649           (191)         -29%
          Interest Expense (incl. Capital Lease Int.)              13,897           (726)          -5%
          Non Real Estate Depreciation                              1,155              2            0%
          MG&A Expense                                              3,547            121            3%
          Preferred Dividend                                        2,300              -            0%
                                                             ------------
                                 GAAP NOI                          38,456           (459)          -1%
CASH ADJUSTMENTS
-------------------------------------------------------------------------------------------------------
Less:     Free Rent (Net of Amortization)                           1,110           (790)         -71%
          Straightline Revenue Adjustment                           2,551           (216)          -8%

Plus:     Ground Lease Straight-line Adjustment                       354              -            0%
                                                             ------------
                                 CASH NOI                          35,149            547            2%

          Real Estate Revenue, net                                 64,060         (2,722)          -4%

OPERATING MARGINS
-------------------------------------------------------------------------------------------------------
          GAAP NOI/Real Estate Revenue, net                         60.03%
          Cash NOI/Real Estate Revenue, net                         54.87%
          GAAP NOI before Ground Rent/Real Estate Revenue, net      65.00%
          Cash NOI before Ground Rent/Real Estate                   59.28%
          Revenue, net

COMPONENTS OF DEBT AND FIXED CHARGES
-------------------------------------------------------------------------------------------------------
          Interest on Fixed Rate Loans                              6,762            114            2%
          Interest on Floating Rate Loans                           7,135           (841)         -12%
          Fixed Amortization Principal Payments                     1,087            (83)          -8%
                                                             ------------
                                      TOTAL DEBT SERVICE           14,985           (810)          -5%

          Payments under Ground Lease Arrangements                  2,805              -            0%
          Preferred Stock Dividend                                  2,300              -            0%
                                                             ------------
                                      TOTAL FIXED CHARGES          20,090           (810)          -4%


-------------------------------------------------------------------------------------------------------
Adjusted EBITDA
Interest Coverage Ratio                                              2.81
Debt Service Coverage ratio                                          2.60
Fixed Charge Coverage ratio                                          1.94
-------------------------------------------------------------------------------------------------------

================================================================================
SELECTED FINANCIAL DATA
2001 SAME STORE
UNAUDITED
($000'S OMITTED)                                                 [SL GREEN LOGO]
================================================================================

                                                                           THREE MONTHS ENDED JUNE 30
                                                             ------------------------------------------------------
                                                                 2001          2000           +/-        % CHANGE
                                                                 ----          ----           ---        --------
REVENUES
-------------------------------------------------------------------------------------------------------------------
          Rental Revenue                                           44,483        42,662         1,821             4%
          Credit Loss                                                (290)         (232)          (58)           25%
          Signage Rent                                                179           597          (418)          -70%
          Escalation & Reimbursement Revenues                       6,327         4,877         1,450            30%
          Investment & Other Income                                   384           333            51            15%
                                                             ------------  ------------
          TOTAL REVENUES                                           51,083        48,237         2,846             6%
EXPENSES
-------------------------------------------------------------------------------------------------------------------
          Operating Expense                                        11,639        11,129           510             5%
          Ground Rent                                               3,159         3,159             -             0%
          Real Estate Taxes                                         6,536         6,507            29             0%
                                                             ------------  ------------
          TOTAL OPERATING EXPENSES                                 21,334        20,795           539             3%

          EBITDA                                                   29,749        27,442         2,307             8%

          Interest                                                  7,945         7,017           928            13%
          Depreciation & Amortization                               6,516         7,022          (506)           -7%

          Income Before Minority Interest                          15,288        13,403         1,885            14%
Plus:     Real Estate Depreciation & Amortization                   6,295         6,575          (280)           -4%
                                                             ------------  ------------

          FFO                                                      21,583        19,978         1,605             8%

Less:     Non - Building Revenue                                      300           273            27            10%

Plus:     2% Reserve for Tenant Credit Loss                           290           232            58            25%
          Interest Expense                                          7,945         7,017           928            13%
          Non Real Estate Depreciation                                220           448          (228)          -51%
                                                             ------------  ------------
                                 GAAP NOI                          29,738        27,402         2,336             9%

CASH ADJUSTMENTS
-------------------------------------------------------------------------------------------------------------------
Less:     Free Rent (Net of Amortization)                             437         1,737        (1,300)          -75%
          Straightline Revenue Adjustment                           1,702         2,166          (464)          -21%

Plus:     Ground Lease Straight-line Adjustment                       354           441           (87)          -20%
                                                             ------------  ------------
                                 CASH NOI                          27,953        23,940         4,013            17%

OPERATING MARGINS
-------------------------------------------------------------------------------------------------------------------
          GAAP NOI to Real Estate Revenue, net                      58.23%        56.86%
          Cash NOI to Real Estate Revenue, net                      54.73%        49.67%

          GAAP NOI before Ground Rent/Real Estate Revenue, net      64.41%        63.41%
          Cash NOI before Ground Rent/Real Estate Revenue, net      60.22%        55.31%


                                                                  THREE MONTHS ENDED MARCH 31
                                                             ----------------------------------------
                                                                 2001           +/-        % CHANGE
                                                                 ----           ---        --------
REVENUES
-----------------------------------------------------------------------------------------------------
          Rental Revenue                                           44,885          (402)           -1%
          Credit Loss                                                (390)          100           -26%
          Signage Rent                                                350          (171)          -49%
          Escalation & Reimbursement Revenues                       6,784          (457)           -7%
          Investment & Other Income                                   281           103            37%
                                                             ------------
          TOTAL REVENUES                                           51,910          (827)           -2%
EXPENSES
-----------------------------------------------------------------------------------------------------
          Operating Expense                                        12,488          (849)           -7%
          Ground Rent                                               3,159             -             0%
          Real Estate Taxes                                         6,545            (9)            0%
                                                             ------------
          TOTAL OPERATING EXPENSES                                 22,192          (858)           -4%

          EBITDA                                                   29,718            31             0%

          Interest                                                  7,929            16             0%
          Depreciation & Amortization                               6,772          (256)           -4%

          Income Before Minority Interest                          15,017           271             2%
Plus:     Real Estate Depreciation & Amortization                   6,533          (238)           -4%
                                                             ------------

          FFO                                                      21,550            33             0%

Less:     Non - Building Revenue                                      186           114            61%

Plus:     2% Reserve for Tenant Credit Loss                           390          (100)          -26%
          Interest Expense                                          7,929            16             0%
          Non Real Estate Depreciation                                239           (19)           -8%
                                                             ------------
                                 GAAP NOI                          29,922          (184)           -1%

CASH ADJUSTMENTS
-----------------------------------------------------------------------------------------------------
Less:     Free Rent (Net of Amortization)                             326           111            34%
          Straightline Revenue Adjustment                           1,884          (182)          -10%

Plus:     Ground Lease Straight-line Adjustment                       354             -             0%
                                                             ------------
                                 CASH NOI                          28,066          (113)            0%

OPERATING MARGINS
-----------------------------------------------------------------------------------------------------
          GAAP NOI to Real Estate Revenue, net                      57.42%
          Cash NOI to Real Estate Revenue, net                      53.86%

          GAAP NOI before Ground Rent/Real Estate Revenue, net      63.48%
          Cash NOI before Ground Rent/Real Estate Revenue, net      59.24%

================================================================================
DEBT SUMMARY SCHEDULE
UNAUDITED
($000'S OMITTED)                                                 [SL GREEN LOGO]
================================================================================

                                                                                                               2001         2001
                                                                         PRINCIPAL O/S                        ANNUAL      PRINCIPAL
                                                                           6/30/2001       COUPON             PAYMENT     REPAYMENT
                                                                           ---------       ------             -------     ---------
FIXED RATE SECURED DEBT
------------------------------------------------------------------------------------------------------------------------------------
Property
     673 First Avenue                                                           10,517       9.00%                3,985        3,014
     470 Park Avenue South                                                       9,568       8.25%                1,207          416
     50 West 23rd Street                                                        21,000       7.33%                1,539            -
     CIBC (against 1414 Ave. of Americas and 70 W. 36th St.)                    26,177       7.90%                2,223          178
     711 Third Avenue                                                           48,996       8.13%                4,388          406
     555 West 57th Street (Libor collar of 6.10% - 6.58% + 200bps)              69,268       8.10%                    -          676
     420 Lexington Avenue                                                      125,000       8.44%               10,694          255
     875 Bridgeport Avenue, CT (1031 exchange asset)                            14,885       8.32%                1,272           34
                                                                          ------------       ----           -----------  -----------
                            TOTAL FIXED RATE SECURED DEBT                      325,411       8.21% WTD AVG       25,307        4,979

FLOATING RATE SECURED DEBT
------------------------------------------------------------------------------------------------------------------------------------
     Prudential Line of Credit (Libor + 125bps)                                 45,238       5.77%                                 -
                                                                          ------------       ----
                            TOTAL FLOATING RATE SECURED DEBT                    45,238       5.77% WTD AVG


UNSECURED FLOATING RATE DEBT
------------------------------------------------------------------------------------------------------------------------------------
Senior Unsecured Line of Credit (Libor + 150 bps)                              238,000       6.09%                                 -
                                                                          ------------       ----
                            TOTAL FLOATING RATE UNSECURED DEBT                 238,000       6.09% WTD AVG

TOTAL FLOATING RATE DEBT OUTSTANDING                                           283,238       6.04% WTD AVG

                                      TOTAL DEBT                               608,649       7.20% WTD AVG

--------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE BALANCE & INTEREST RATE                                       687,141       7.19%
--------------------------------------------------------------------------------------------------


====================================================================================================================================
SUMMARY OF JOINT VENTURE DEBT
====================================================================================================================================

                                                                 PRINCIPAL O/S
                                                      --------------------------------
                                                         GROSS PRINCIPAL     SLG SHARE
                                                         ---------------     ---------
JOINT VENTURE DEBT
------------------------------------------------------------------------------------------------------------------------------------
     180 Madison JV                                               32,000        15,968       7.81%                2,499            -
     469 Seventh Avenue (Libor + 225 bp)                          36,000        12,600       6.11%                    -            -
     1250 Broadway JV (Libor + 300bps)                            69,748        34,804       7.43%                    -            -
     321 W 44th JV (Libor + 250bps)                               22,000         7,700       6.56%                    -            -
     1 Park Avenue (Libor + 150 bps)                             150,000        82,500       5.11%                    -            -
     100 Park Avenue JV                                          120,000        59,880       8.00%                9,733          187
                                                            ------------  ------------  ---------           -----------  -----------

                            TOTAL JOINT VENTURE DEBT             429,748       213,452       6.61%               12,232          187

--------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE BALANCE  & INTEREST RATE WITH SLG JV DEBT                     843,401       7.21%
--------------------------------------------------------------------------------------------------


                                                                             MATURITY       DUE AT    EARLIEST CONTRACTUAL
                                                                               DATE        MATURITY      PREPAYMENT DATE
                                                                               ----        --------      ---------------
FIXED RATE SECURED DEBT
--------------------------------------------------------------------------------------------------------------------------
Property
     673 First Avenue                                                        12/13/2003         2,000                Open
     470 Park Avenue South                                                     4/1/2004         8,285                Open
     50 West 23rd Street                                                       8/1/2007        19,234              Aug-01
     CIBC (against 1414 Ave. of Americas and 70 W. 36th St.)                   5/1/2009        12,196              Apr-03
     711 Third Avenue                                                         9/10/2005        22,825              Jun-04
     555 West 57th Street (Libor collar of 6.10% - 6.58% + 200bps)            11/1/2004        66,959                Open
     420 Lexington Avenue                                                     11/1/2010       104,406                Open
     875 Bridgeport Avenue, CT (1031 exchange asset)                          5/10/2025         5,466                Open

                            TOTAL FIXED RATE SECURED DEBT

FLOATING RATE SECURED DEBT
--------------------------------------------------------------------------------------------------------------------------
     Prudential Line of Credit (Libor + 125bps)                              12/22/2001        45,238                 Open

                            TOTAL FLOATING RATE SECURED DEBT


UNSECURED FLOATING RATE DEBT
--------------------------------------------------------------------------------------------------------------------------
Senior Unsecured Line of Credit (Libor + 150 bps)                             6/27/2003       238,000                 Open

                            TOTAL FLOATING RATE UNSECURED DEBT

TOTAL FLOATING RATE DEBT OUTSTANDING

                                      TOTAL DEBT

-------------------------------------------------------------------------
WEIGHTED AVERAGE BALANCE & INTEREST RATE
-------------------------------------------------------------------------


==========================================================================================================================
SUMMARY OF JOINT VENTURE DEBT
==========================================================================================================================





JOINT VENTURE DEBT
-------------------------------------------------------------------------------------------------------------
     180 Madison JV                                              12/1/2005        30,778                 Open
     469 Seventh Avenue (Libor + 225 bp)                          2/1/2003        12,600                 Open
     1250 Broadway JV (Libor + 300bps)                           8/30/2002        34,804                 Open
     321 W 44th JV (Libor + 250bps)                              4/30/2003         7,700                 Open
     1 Park Avenue (Libor + 150 bps)                             1/10/2004        82,500                 Open
     100 Park Avenue JV                                           9/1/2010       107,488                 Open


                            TOTAL JOINT VENTURE DEBT

-------------------------------------------------------------------------
WEIGHTED AVERAGE BALANCE  & INTEREST RATE WITH SLG JV DEBT
-------------------------------------------------------------------------

================================================================================
SUMMARY OF GROUND LEASE ARRANGEMENTS
CONSOLIDATED STATEMENT  (REIT)
($000'S OMITTED)                                                 [SL GREEN LOGO]
================================================================================

                                2001 SCHEDULED  2002 SCHEDULED  2003 SCHEDULED  2004 SCHEDULED
                                 CASH PAYMENT    CASH PAYMENT    CASH PAYMENT    CASH PAYMENT       DEFERRED LAND      YEAR OF
           PROPERTY                (000'S)          (000'S)         (000'S)         (000'S)     LEASE OBLIGATIONS (1)  MATURITY
           --------                -------          -------         -------         -------     ---------------------  --------
Operating Leases
-------------------------------------------------------------------------------------------------------------------------------
673 1st Avenue                           3,010           3,010           3,010           3,010               11,873     2037
1140 Avenue of Americas (2)                348             348             348             348                          2016 (3)
420 Lexington (2)                        7,074           7,074           7,074           7,074                          2008 (4)
711 3rd Avenue (2) (5)                   1,163           1,550           1,550           1,550                1,639     2032
                                --------------  --------------  --------------  --------------       --------------
           TOTAL                        11,595          11,982          11,982          11,982               13,512
                                ==============  ==============  ==============  ==============       ==============

Capitalized Lease
-------------------------------------------------------------------------------------------------------------------------------
673 1st Avenue                           1,290           1,290           1,290           1,290               15,369     2037
                                ==============  ==============  ==============  ==============       ==============



--------------------------------------------------------------------------------
(1) Per the balance sheet at June 30, 2001.
(2) These ground leases are classified as operating leases and, therefore, do not appear on the balance sheet as an obligation.
(3) The Company has a unilateral option to extend the ground lease for an additional 50 years, to 2066.
(4) Subject to renewal at the Company's option through 2029.
(5) Excludes portion payable to SL Green as owner of 50% leasehold.
--------------------------------------------------------------------------------

================================================================================
SELECTED PROPERTY DATA
                                                                 [SL GREEN LOGO]
================================================================================

                                                                                     RENTABLE     % OF TOTAL
PROPERTIES                         SUBMARKET                  OWNERSHIP              SQ. FEET      SQ. FEET
----------                         ---------                  ---------              --------      --------
PROPERTIES 100% OWNED
"SAME STORE"
------------------------------------------------------------------------------------------------------------
673 First Avenue             Grand Central South          Leasehold Interest          422,000         4
470 Park Avenue South        Park Avenue South/ Flatiron  Fee Interest                260,000         3
70 W. 36th Street            Garment                      Fee Interest                151,000         1
1414 Avenue of the Americas  Rockefeller Center           Fee Interest                111,000         1
1372 Broadway                Garment                      Fee Interest                508,000         5
1140 A of A                  Rockefeller Center           Leasehold Interest          191,000         2
50 W. 23rd Street            Chelsea                      Fee Interest                333,000         3
110 East 42nd Street         Grand Central                Fee Interest                251,000         2
1466 Broadway                Times Square                 Fee Interest                289,000         3
420 Lexington Ave (Graybar)  Grand Central North          Operating Sublease        1,188,000        12
440 Ninth Avenue             Garment                      Fee Interest                339,000         3
711 Third Avenue             Grand Central North          Operating Sublease (1)      524,000         5
555 West 57th                Midtown West                 Fee Interest                941,000         9
286 Madison Avenue           Grand Central South          Fee Interest                112,000         1
290 Madison Avenue           Grand Central South          Fee Interest                 36,800         0
292 Madison Avenue           Grand Central South          Fee Interest                187,000         2
                                                                                   ----------       ---
     SUBTOTAL / WEIGHTED AVERAGE                                                    5,843,800        58

2001 ACQUISITIONS
------------------------------------------------------------------------------------------------------------
317 Madison                  Grand Central                Fee Interest                450,000         4
1370 Broadway                Garment                      Fee Interest                255,000         3
                                                                                   ----------       ---
     SUBTOTAL / WEIGHTED AVERAGE                                                      705,000         7

2001 ADJUSTMENTS
------------------------------------------------------------------------------------------------------------
17 Battery Place - North     World Trade/ Battery         Fee Interest                419,000         4
                                                                                   ----------       ---

TOTAL/ WEIGHTED AVERAGE
   PROPERTIES 100% OWNED                                                            6,967,800        69


PROPERTIES LESS THAN 100% OWNED
UNCONSOLIDATED
------------------------------------------------------------------------------------------------------------
180 Madison Avenue - 50%     Grand Central South          Fee Interest                265,000         3
1 Park Avenue - 55%          Grand Central South          Various Interests           913,000         9
469 Seventh Avenue - 35%     Penn Station                 Fee Interest                253,000         3
1250 Broadway - 50%          Penn Station                 Fee Interest                670,000         7
100 Park Avenue - 50%        Grand Central South          Fee Interest                834,000         8
321 West 44th Street -35%    Times Square                 Fee Interest                203,000         2
                                                                                   ----------       ---
     SUBTOTAL / WEIGHTED AVERAGE                                                    3,138,000        31


------------------------------------------------------------------------------------------------------------

GRAND TOTAL/ WEIGHTED AVERAGE                                                      10,105,800       100
GRAND TOTAL - SLG SHARE OF
   ANNUALIZED RENT

------------------------------------------------------------------------------------------------------------


                                               PERCENT OCCUPIED
                                -------------------------------------------                    ANNUALIZED    ANNUALIZED
                                                                                ANNUALIZED    RENT AS % OF  RENT AS % OF   NUMBER OF
PROPERTIES                      6/30/2001  3/31/2001  12/31/2000  9/30/2000     RENT ($'S)    WHOLLY OWNED  SLG INTERESTS   TENANTS
----------                      ---------  ---------  ----------  ---------     ----------    ------------  -------------   -------
PROPERTIES 100% OWNED
"SAME STORE"
------------------------------------------------------------------------------------------------------------------------------------
673 First Avenue                   100        100        100      100           12,757,440           7             5          14
470 Park Avenue South               99         99         99       99            7,020,522           4             3          27
70 W. 36th Street                   96         98         96       98            3,466,069           2             1          33
1414 Avenue of the Americas         98         97         99      100            4,026,719           2             2          27
1372 Broadway                       99         99         99       99           13,731,033           7             6          27
1140 A of A                        100        100        100      100            6,836,352           4             3          26
50 W. 23rd Street                   99         99         99       99            7,486,318           4             3          17
110 East 42nd Street               100        100        100       99            8,006,856           4             3          31
1466 Broadway                       81         83         84       92            8,338,968           4             4          90
420 Lexington Ave (Graybar)         99         99        100       99           38,638,701          20            16         240
440 Ninth Avenue                    99         98         94       94            8,495,221           4             4          15
711 Third Avenue                   100        100        100      100           17,793,985           9             8          22
555 West 57th                      100        100        100      100           19,554,580          10             8          24
286 Madison Avenue                 100         98         98       99            2,965,914           2             1          39
290 Madison Avenue                 100        100        100      100            1,270,341           1             1           4
292 Madison Avenue                 100        100        100       95            6,619,488           3             3          19
                                   ---        ---        ---      ---          -----------         ---           ---         ---
     SUBTOTAL / WEIGHTED AVERAGE    99         98         98       99          167,008,507          87            71         655

2001 ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------------------
317 Madison                         96          -                               11,884,576           6             5         103
1370 Broadway                       99         99                                6,766,014           4             3          30
                                   ---        ---                              -----------         ---           ---         ---
     SUBTOTAL / WEIGHTED AVERAGE    97         99                               18,650,590          10             8         133

2001 ADJUSTMENTS
------------------------------------------------------------------------------------------------------------------------------------
17 Battery Place - North           100        100        100       97            4,969,659           3             2           7
                                   ---        ---        ---      ---          -----------         ---           ---         ---

TOTAL/ WEIGHTED AVERAGE
   PROPERTIES 100% OWNED            99         99         99       98          190,628,756         100            81         795


PROPERTIES LESS THAN 100% OWNED
UNCONSOLIDATED
------------------------------------------------------------------------------------------------------------------------------------
180 Madison Avenue - 50%            90         89         87                     5,573,910                         1          57
1 Park Avenue - 55%                 97         97                               32,169,436                         7          15
469 Seventh Avenue - 35%            90         90         90                     5,795,145                         1          17
1250 Broadway - 50%                100        100        100       99           16,232,655                         3          28
100 Park Avenue - 50%              100        100        100       99           28,432,322                         6          37
321 West 44th Street -35%           96         96         97       98            3,531,826                         1          27
                                   ---        ---        ---      ---          -----------                       ---         ---
     SUBTOTAL / WEIGHTED AVERAGE    97         97         69       65           91,735,294                        19         181


------------------------------------------------------------------------------------------------------------------------------------

GRAND TOTAL/ WEIGHTED AVERAGE       98         98         89       88          282,364,050                                   976
GRAND TOTAL - SLG SHARE OF
   ANNUALIZED RENT                                                             236,655,590                       100

------------------------------------------------------------------------------------------------------------------------------------

(1) Including Ownership of 50% in Building Fee

================================================================================
LARGEST TENANTS BY SQUARE FEET LEASED
                                                                 [SL GREEN LOGO]
================================================================================

                                                                                                                   % OF         % OF
                                                                                                                 WHOLLY       WHOLLY
                                                                                                   TOTAL          OWNED        OWNED
                                                                                  LEASE           LEASED         LEASED   ANNUALIZED
TENANT                                   PROPERTY                            EXPIRATION      SQUARE FEET    SQUARE FEET         RENT
------                                   --------                            ----------     ------------    -----------        -----
WHOLLY OWNED
------------------------------------------------------------------------------------------------------------------------------------
The City of New York                     17 Battery Place                           2012      269,867           3.90            2.76
BMW of Manhattan, Inc.                   555 West 57th Street                       2012      227,782           3.29            1.47
City University of New York-CUNY         555 West 57th Street                2010 & 2015      147,261           2.13            1.88
Metro North Commuter Railroad Co.        420 Lexington Avenue                2008 & 2016      134,687           1.94            2.00
St. Luke's Roosevelt Hospital            555 West 57th Street                       2014      133,700           1.93            1.57
C.B.S., Inc.                             555 West 57th Street                2003 & 2010      127,320           1.84            1.26
Ross Stores                              1372 Broadway                              2010      101,741           1.47            1.36
New York Presbyterian Hospital           555 West 57th Street &              2006 & 2009       99,650           1.44            1.30
                                         673 First Avenue
Ann Taylor Inc.                          1372 Broadway                              2010       93,020           1.34            1.23
Crain Communications Inc.                711 Third Avenue                           2009       90,531           1.31            1.60
Parade Publications, Inc.                711 Third Avenue                           2010       82,444           1.19            1.06
Ketchum, Inc.                            711 Third Avenue                           2015       81,248           1.17            1.71
UNICEF                                   673 First Avenue                    2003 & 2012       81,100           1.17            1.39
Kallir, Phillips, Ross Inc.              673 First Avenue                           2004       80,000           1.16            1.28
New York Life Insurance Company          420 Lexington Avenue                       2010       75,373           1.09            1.34
Greater New York Hospital                555 West 57th Street                       2014       74,937           1.08            1.18
Gibbs & Cox Inc.                         50 West 23rd Street                        2005       69,782           1.01            0.97
Cipriani 42nd Street, LLC                110 East 42nd Street                       2008       69,703           1.01            1.44
Young & Rubicam, Inc.                    290 & 292 Madison Avenue                   2015       67,097           0.97            1.25
Capital Mercury                          1372 Broadway                              2005       64,122           0.93            0.74
Secretary of Board of Education          50 W. 23rd Street                          2010        6,400           0.09            0.46
Newport News                             711 Third Avenue                           2011       61,327           0.89            0.97
Vollmer                                  50 W. 23rd Street                          2005       53,577           0.77            0.81
Rosenthal & Rosenthal                    1370 Broadway                              2012       52,938           0.76            0.83
                                                                                              -------          -----           -----
                             TOTAL                                                          2,345,607             34              32
WHOLLY OWNED PORTFOLIO - LEASED                                                             6,925,118

Joint Venture Properties (1)
------------------------------------------------------------------------------------------------------------------------------------
The City of New York (if combined)       1250 Broadway & 17 Battery Place           2012      317,867
Loews Corp.                              1 Park Avenue                              2002      155,765
Philip Morris Management Corporation     100 Park Avenue                            2007      175,645
Visiting Nurse Service of NY             1250 Broadway                              2006      171,078
J&W Seligman & Co., Inc.                 100 Park Avenue                            2009      168,390
The Segal Company (Eastern States) Inc.  1 Park Avenue                              2009      150,000
CHF Industries                           1 Park Avenue                              2005      100,000
Coty Inc,                                1 Park Avenue                              2015      100,000
Information Builders Inc                 1250 Broadway                              2003       88,571
MCI International ( if combined)         100 Park Avenue & 17 Battery Place  2001 & 2004       83,751
Advanstar Communications                 1 Park Avenue                              2010       83,000
Mt. Sinai Hospital/NYU Hospital Center   1 Park Avenue                              2010       80,000
Interep National Radio Sales             100 Park Avenue                            2005       66,866
                                                                                              -------
                             TOTAL                                                          1,740,933


                                                                                                                 % OF
                                                                                                            AGGREGATE
                                                                                           SLG SHARE OF  SLG SHARE OF
                                                                              ANNUALIZED     ANNUALIZED    ANNUALIZED
TENANT                                   PROPERTY                               RENT ($)        RENT($)          RENT
------                                   --------                              ---------       --------          ----
WHOLLY OWNED
----------------------------------------------------------------------------------------------------------------------
The City of New York                     17 Battery Place                      5,252,052       5,252,052         2.22
BMW of Manhattan, Inc.                   555 West 57th Street                  2,806,224       2,806,224         1.19
City University of New York-CUNY         555 West 57th Street                  3,584,496       3,584,496         1.51
Metro North Commuter Railroad Co.        420 Lexington Avenue                  3,805,932       3,805,932         1.61
St. Luke's Roosevelt Hospital            555 West 57th Street                  2,993,196       2,993,196         1.26
C.B.S., Inc.                             555 West 57th Street                  2,396,016       2,396,016         1.01
Ross Stores                              1372 Broadway                         2,586,420       2,477,412         1.05
New York Presbyterian Hospital           555 West 57th Street &                2,483,376       2,455,577         1.04
                                         673 First Avenue
Ann Taylor Inc.                          1372 Broadway                         2,348,340       2,348,340         0.99
Crain Communications Inc.                711 Third Avenue                      3,044,724       3,044,724         1.29
Parade Publications, Inc.                711 Third Avenue                      2,011,872       2,011,872         0.85
Ketchum, Inc.                            711 Third Avenue                      3,259,488       3,259,488         1.38
UNICEF                                   673 First Avenue                      2,649,132       2,649,132         1.12
Kallir, Phillips, Ross Inc.              673 First Avenue                      2,442,228       2,442,228         1.03
New York Life Insurance Company          420 Lexington Avenue                  2,549,232       2,549,232         1.08
Greater New York Hospital                555 West 57th Street                  2,249,304       2,249,304         0.95
Gibbs & Cox Inc.                         50 West 23rd Street                   1,853,148       1,853,148         0.78
Cipriani 42nd Street, LLC                110 East 42nd Street                  2,744,712       2,744,712         1.16
Young & Rubicam, Inc.                    290 & 292 Madison Avenue              2,378,760       2,378,760         1.01
Capital Mercury                          1372 Broadway                         1,410,684       1,410,684         0.60
Secretary of Board of Education          50 W. 23rd Street                       869,148         869,148         0.37
Newport News                             711 Third Avenue                      1,852,692       1,852,692         0.78
Vollmer                                  50 W. 23rd Street                     1,544,688       1,544,688         0.65
Rosenthal & Rosenthal                    1370 Broadway                         1,591,080       1,591,080         0.67
                                                                              ----------
                             TOTAL
WHOLLY OWNED PORTFOLIO - LEASED                                              190,628,756

Joint Venture Properties (1)
----------------------------------------------------------------------------------------------------------------------
The City of New York (if combined)       1250 Broadway & 17 Battery Place      6,343,248       5,792,966         2.99
Loews Corp.                              1 Park Avenue                         6,868,862       3,777,874         1.60
Philip Morris Management Corporation     100 Park Avenue                       6,412,488       3,199,832         1.37
Visiting Nurse Service of NY             1250 Broadway                         3,630,468       1,811,604         0.79
J&W Seligman & Co., Inc.                 100 Park Avenue                       5,117,604       2,553,684         1.23
The Segal Company (Eastern States) Inc.  1 Park Avenue                         5,466,792       3,006,736         1.27
CHF Industries                           1 Park Avenue                         3,342,422       1,838,332         0.78
Coty Inc,                                1 Park Avenue                         3,514,170       1,932,794         0.82
Information Builders Inc                 1250 Broadway                         2,115,708       1,055,738         0.45
MCI International ( if combined)         100 Park Avenue & 17 Battery Place    2,523,456       3,777,112         0.76
Advanstar Communications                 1 Park Avenue                         2,870,365       1,578,701         0.67
Mt. Sinai Hospital/NYU Hospital Center   1 Park Avenue                         2,802,676       1,541,472         0.65
Interep National Radio Sales             100 Park Avenue                       2,144,280       1,069,996         0.51
                                                                                              ----------
                             TOTAL                                                            93,506,976

WHOLLY OWNED PORTFOLIO + ALLOCATED JV PROPERTIES                                             236,655,590

(1) Consolidates SLG's pro-rata interest in the Annualized Rent of all joint ventures with wholly owned Annualized Rent. The prorata tenant exposure is then calculated as a percentage of this new total.

================================================================================
SECOND QUARTER - 2001 LEASING ACTIVITY                           [SL GREEN LOGO]

AVAILABLE SPACE
================================================================================

                                                                                                                     PREV. ESCALATED
                                                                                                                      RENT/RENTABLE
ACTIVITY TYPE                            BUILDING ADDRESS                     # OF LEASES   USABLE SF   RENTABLE SF     SF* ($'S)
-------------                            ----------------                     -----------   ---------   -----------   --------------

VACANCY AT 3/31/01                                                                           276,994

ACQUIRED VACANCIES
------------------------------------------------------------------------------------------------------------------------------------
                                         317 Madison                                          19,393
                                         Roll-forward Adjustment (Holdover)                   35,704
EXPIRING SPACE
------------------------------------------------------------------------------------------------------------------------------------
                                  Office
                                         180 Madison Avenue                           3        4,506         4,506            21.36
                                         1414 6th Avenue                              0            -             -                -
                                         286 Madison Avenue                           4        5,967         5,967            24.59
                                         292 Madison Avenue                           1       10,113        10,113            29.44
                                         70 W. 36th Street                            3        5,496         5,886            27.45
                                         470 Park Avenue South                        1        1,136         1,136            26.84
                                         1412 Broadway                                4        5,682         8,207            32.65
                                         1466 Broadway                                5        9,347        13,070            31.38
                                         420 Lexington                                8       14,089        16,026            30.80
                                                                                     --       ------       -------            -----
TOTAL/WEIGHTED AVERAGE                                                               29       56,336        64,911            29.34

                                  Retail
                                         1372 Broadway                                1          768           935            50.47
                                                                                     --         ----          ----            -----
TOTAL/WEIGHTED AVERAGE                                                                1          768           935            50.47

MOVE OUTS
------------------------------------------------------------------------------------------------------------------------------------
                                  Office
                                         1372 Broadway                                1          370           525            40.00
                                         1412 Broadway                                1          756         1,256            37.89
                                         1466 Broadway                                3         3373         5,125            36.10
                                         420 Lexington Avenue                         4        3,771         4,884            31.91
                                                                                     --       ------        ------            -----
                                                                                      9        8,270        11,790            34.73
                                  Retail
                                         1250 Broadway                                1        2,000         2,000            25.88
                                                                                     --       ------        ------           ------
                                                                                      1        2,000         2,000            25.88
EVICTED TENANTS
------------------------------------------------------------------------------------------------------------------------------------
                                  Office
                                         286 Madison Avenue                           1        4,122         5,222            34.42
                                         1466 Broadway                                2        2,609         3,562            36.23
                                         420 Lexington Avenue                         1          364           520            53.00
                                                                                     --         ----          ----           ------
                                                                                      4        7,094         9,304            36.15
                                  Retail
                                         440 Ninth Avenue                             1          846         1,200            15.45
                                                                                     --         ----        ------           ------
                                                                                      1          846         1,200            15.45
RELOCATING TENANTS
------------------------------------------------------------------------------------------------------------------------------------
                                         1466 Broadway                                4        4,660         6,180            33.21
                                                                                     --       ------        ------           ------
                                                                                      4        4,660         6,180            33.21
 AVAILABLE SPACE
------------------------------------------------------------------------------------------------------------------------------------
                                  OFFICE                                             46       76,361        92,185            30.98
                                  RETAIL                                              3        3,614         4,135            28.41
                                                                                     --       ------        ------            -----
                                                             TOTAL                   49       79,975        96,320            30.87

                           AVAILABLE SPACE                                                   394,214

* Escalated Rent is calculated as Total Annual Income less Electric Charges.

================================================================================
SECOND QUARTER - 2001 LEASING ACTIVITY                           [SL GREEN LOGO]

LEASED SPACE
================================================================================

                                                                                                 PREV.
                                                                                               ESCALATED
                                                                                      RENT /     RENT /      T.I /   FREE RENT
                                                          # OF    USABLE   RENTABLE  RENTABLE   RENTABLE   RENTABLE    # OF
    ACTIVITY TYPE              BUILDING ADDRESS          LEASES     SF       SF         SF         SF         SF      MONTHS
    -------------              ----------------          ------  --------  --------  --------  ---------   --------  ---------

AVAILABLE SPACE AS OF 3/31/01                                    394,214
RENEWING TENANTS
------------------------------------------------------------------------------------------------------------------------------
                Office
                        292 Madison                         1     10,113    10,269    45.00      28.99          -         -
                        70 West 36th Street                 1      1,671     1,835    30.00      22.16          -         -
                        1466 Broadway                       1      1,554     2,475    37.00      31.40          -      1.00
                        420 Lexington                       4      1,838     1,994    50.91      36.71          -         -
                                                           --    -------    ------    -----      -----       ----      ----
                         TOTAL/WEIGHTED AVERAGE             7     15,176    16,573    42.86      29.52          -      0.10

RELOCATING TENANTS
------------------------------------------------------------------------------------------------------------------------------
                Office
                        1466 Broadway                       4      5,789     7,651    36.55      27.67       0.54      1.00
                                                           --    -------    ------    -----      -----       ----      ----
                         TOTAL/WEIGHTED AVERAGE             4      5,789     7,651    36.55      27.67       0.54      0.30

                  less  1466 Broadway                       4      5,789     7,651    36.55      27.67          -         -

EXPANSION TENANTS
------------------------------------------------------------------------------------------------------------------------------
                Office
                        420 Lexington                       3      4,755     6,793    38.45      21.10          -         -
                                                           --    -------    ------    -----      -----       ----      ----
                         TOTAL/WEIGHTED AVERAGE             3      4,755     6,793    38.45      21.10          -         -

NEW TENANTS REPLACING OLD TENANTS
------------------------------------------------------------------------------------------------------------------------------
                Office
                        180 Madison Avenue                  2      1,987     1,987    41.70      35.74          -      2.00
                        286 Madison Avenue                  2      6,223     7,186    43.02      32.34       1.94      1.00
                        1414 Sixth Avenue                   1        573       980    56.00      22.09          -         -
                        1372 Broadway                       3      1,321     1,843    41.58      27.88          -         -
                        420 Lexington Avenue                3      3,776     5,478    50.73      33.53       3.99      2.00
                                                           --    -------    ------    -----      -----       ----      ----
                         TOTAL/WEIGHTED AVERAGE            11     13,880    17,474    45.86      32.05       2.05      0.45
                Retail
                        440 Ninth Avenue                    1        886       900    73.33      58.28          -      2.00
                                                           --    -------    ------    -----      -----       ----      ----
                         TOTAL/WEIGHTED AVERAGE             1        886       900    73.33      58.28          -      2.00

                         TOTAL/WEIGHTED AVERAGE            25     39,600    48,491    42.33      28.96       0.82         -

================================================================================
SECOND QUARTER - 2001 LEASING ACTIVITY

LEASED SPACE
================================================================================

                                                                                                 PREV.
                                                                                               ESCALATED
                                                                                      RENT /     RENT /      T.I /   FREE RENT
                                                          # OF    USABLE   RENTABLE  RENTABLE   RENTABLE   RENTABLE    # OF
    ACTIVITY TYPE              BUILDING ADDRESS          LEASES     SF       SF         SF         SF         SF      MONTHS
    -------------              ----------------          ------  --------  --------  --------  ---------   --------  ---------
NEW TENANTS REPLACING VACANCIES
------------------------------------------------------------------------------------------------------------------------------
                Office
                        1370 Broadway                       1        676       978    42.00          -          -         -
                        1250 Broadway                       1      1,118     1,638    47.00          -       6.00      1.00
                        1412 Broadway                       1        107       107    39.43          -          -         -
                        420 Lexington Avenue                2        891       951    45.48          -      19.74      3.00
                                                           --    -------    ------    -----      -----       ----      ----
                         TOTAL/WEIGHTED AVERAGE             5      2,792     3,674    45.05          -       5.11      1.00

               Storage
                        440 Ninth Avenue                    1      1,552     2,219    20.00          -          -         -
                        1466 Broadway                       1      4,100     4,100    20.00          -          -         -
                                                           --    -------    ------    -----      -----       ----      ----
                         TOTAL/WEIGHTED AVERAGE             2      5,652     6,319    20.00          -          -         -

          LEASED SPACE
------------------------------------------------------------------------------------------------------------------------------
                OFFICE                                     30     42,392    52,165    42.52      28.96       1.13         -
                RETAIL                                      1        886       900    73.33      58.28          -         -
               STORAGE                                      2      5,652     6,319    20.00          -          -         -
                                                           --    -------    ------    -----      -----       ----      ----
                                                 TOTAL     33     48,930    59,384    40.59      29.51       0.99         -
                                                                                                                          -
                                     TOTAL MINUS RELOS     29     43,141    51,733    41.19      29.27       1.13         -
SOLD VACANCIES
                        1412 Broadway                             19,625

SUB-TOTAL AVAILABLE SPACE @ 6/30/01                              343,511

HOLDOVER TENANTS
------------------------------------------------------------------------------------------------------------------------------
                        180 Madison Avenue                  3      4,506     4,506    21.36      21.36          -         -
                        286 Madison Avenue                  4      5,967     5,967    24.59      24.58          -         -
                        70 West 36th Street                 1      1,581     1,581    23.21      23.21          -         -
                        470 Park Avenue South               1      1,136     1,136    26.84      26.84          -         -
                        1372 Broadway                       1        768       935    50.47      50.47          -         -
                        1466 Broadway                       2      2,161     3,005    36.33      36.33          -         -
                        420 Lexington                       3     10,995    11,422    29.14      29.14          -         -
                                                           --    -------    ------    -----      -----       ----      ----
                                                           17     27,114    30,727    27.90      27.90          -         -

TOTAL AVAILABLE SPACE @ 6/30/01                                  316,397

================================================================================
SECOND QUARTER - 2001 LEASING ACTIVITY                           [SL GREEN LOGO]
LEASED SPACE
================================================================================

                                                                                                 PREV.
                                                                                               ESCALATED
                                                                                      RENT /     RENT /      T.I /   FREE RENT
                                                          # OF    USABLE   RENTABLE  RENTABLE   RENTABLE   RENTABLE    # OF
    ACTIVITY TYPE              BUILDING ADDRESS          LEASES     SF       SF         SF         SF         SF      MONTHS
    -------------              ----------------          ------  --------  --------  --------  ---------   --------  ---------
EARLY RENEWALS
------------------------------------------------------------------------------------------------------------------------------
                Office  1250 Broadway                       1      4,820     6,712    49.00      47.00       3.25      1.00
                        292 Madison Avenue                  1      3,615     4,480    35.00      24.56          -         -
                        1414 Avenue of Americas             1      5,514     6,300    29.04      27.95          -         -
                        1140 Sixth Avenue                   1        926     1,336    40.00      28.70          -         -
                                                           --    -------    ------    -----      -----       ----      ----
                                                            4     14,875    18,828    38.35      33.99       1.16         -
                Retail
                        1250 Broadway                       1      5,115     5,682   115.00      84.86          -         -
                                                           --    -------    ------    -----      -----       ----      ----
                                                            1      5,115     5,682   115.00      84.86          0         0

RENEWALS
------------------------------------------------------------------------------------------------------------------------------
                                       Expired/Renewed      7     15,176    16,573    42.86      29.52          -         -
                                 Early Renewals Office      4     14,875    18,828    38.35      33.99          -         -
                                 Early Renewals Retail      1      5,115     5,682   115.00      84.86          -         -
                                                           --    -------    ------    -----      -----       ----      ----
                                                 TOTAL     12     35,166    41,083    50.77      39.22          -         -


* Annual Base Rent
** Escalated Rent is calculated as Total Annual Income less Electric Charges.

====================================================================================================================================
 ANNUAL LEASE EXPIRATIONS

 CONSOLIDATED PROPERTIES
====================================================================================================================================

                                             SQUARE                                           ANNUALIZED RENT PER       YEAR 2001
                              NUMBER OF    FOOTAGE OF    PERCENTAGE OF     ANNUALIZED RENT    LEASED SQUARE FOOT        WEIGHTED
  YEAR OF LEASE               EXPIRING      EXPIRING     TOTAL LEASED        OF EXPIRING      OF EXPIRING LEASES     AVERAGE ASKING
   EXPIRATION                 TENANTS*       LEASES         SQ. FT.          LEASES ($'S)           $/PSF**            RENT $/PSF
                              ------------------------------------------------------------------------------------------------------


In 1st Quarter 2001*             15          13,028            0.19%              353,724                 32.69               42.00
In 2nd Quarter 2001*             15          24,436            1.41%              665,964                 31.19               41.76
In 3rd Quarter 2001              40         193,008            1.73%            5,364,294                 28.58               44.29
In 4th Quarter 2001              36         119,409            1.72%            2,949,927                 26.72               40.52
                              ------------------------------------------------------------------------------------------------------

         TOTAL 2001             106         349,881            5.05%            9,333,909                 28.28               42.01

               2002             165         401,148            5.79%           12,009,437                 29.94               42.76
               2003             149         564,807            8.16%           20,015,019                 35.44               42.64
               2004             130         589,713            8.52%           12,987,446                 22.02               42.72
               2005             117         633,905            9.15%           19,963,748                 31.49               42.38
               2006              75         411,615            5.94%            9,579,627                 23.27               42.63
               2007              51         276,928            4.00%            8,401,722                 30.34               43.77
               2008              52         459,517            6.64%           14,558,281                 31.68               41.85
               2009              53         565,769            8.17%           14,431,934                 25.51               42.44
               2010              60       1,063,169           15.35%           30,386,056                 28.58               42.80
         THEREAFTER              56       1,608,666           23.23%           38,961,577                 23.87               41.53
                              ------------------------------------------------------------------------------------------------------


                                1,014     6,925,118          100.00%          190,628,756                 27.45               42.34
                              ======================================================================================================





       -------------------------------------------------------------------------
       * Includes month to month holdover tenants that expired prior to 6/30/01. *Tenants may have multiple leases.
       **Represents in place annualized rent allocated by year of maturity.
       -------------------------------------------------------------------------

====================================================================================================================================
ANNUAL LEASE EXPIRATIONS

JOINT VENTURE PROPERTIES
====================================================================================================================================

                                                                                                     ANNUALIZED RENT      YEAR 2001
                                                                                                       PER LEASED          WEIGHTED
  YEAR OF LEASE          NUMBER OF      SQUARE FOOTAGE    PERCENTAGE OF      ANNUALIZED RENT OF      SQUARE FOOT OF       AVERAGE
   EXPIRATION            EXPIRING        OF EXPIRING      TOTAL LEASED        EXPIRING LEASES        EXPIRING LEASES     ASKING RENT
                         TENANTS*          LEASES           SQ. FT.               ($'S)                  $/PSF**           $/PSF
                         -----------------------------------------------------------------------------------------------------------


In 1st Quarter 2001*        3                  2,664           0.90%                  72,168                27.09             43.12
In 2nd Quarter 2001*        3                  4,506           0.15%                  96,240                21.36             43.00
In 3rd Quarter 2001         4                 10,372           0.35%                 151,110                14.57             49.73
In 4th Quarter 2001         4                 10,670           0.36%                 240,324                22.52             41.31
                         -----------------------------------------------------------------------------------------------------------

         TOTAL 2001        14                 28,212           0.94%                 559,842                19.84             44.85

               2002        35                405,158          13.55%              13,639,780                33.67             47.40
               2003        21                224,302           7.50%               4,884,180                21.78             43.50
               2004        22                173,491           5.80%               5,375,676                30.99             47.72
               2005        17                291,760           9.76%               8,934,704                30.62             49.96
               2006        17                303,213          10.14%               7,313,064                24.12             45.56
               2007        10                295,184           9.87%               9,906,184                33.56             52.27
               2008        14                169,652           5.67%               4,636,872                27.33             47.15
               2009        17                562,383          18.81%              17,935,644                31.89             49.72
               2010        15                338,802          11.33%              12,139,581                35.83             49.73
         THEREAFTER         6                239,151           6.60%               6,409,767                32.19             47.76
                         -----------------------------------------------------------------------------------------------------------

                           188             3,031,308         100.00%              91,735,294                30.67             48.36
                         ===========================================================================================================



       -------------------------------------------------------------------------
       * Includes month to month holdover tenants that expired prior to 6/30/01. *Tenants may have multiple leases.
       **Represents in place annualized rent allocated by year of maturity.
       -------------------------------------------------------------------------

================================================================================
SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997                     [LOGO]

================================================================================

                         PROPERTY                              TYPE OF OWNERSHIP              SUBMARKET
                         --------                              -----------------              ---------

1998 ACQUISITIONS
---------------------------------------------------------------------------------------------------------------------------
         Mar-98          420 Lexington                         Operating Sublease             Grand Central North
         Mar-98          1466 Broadway                         Fee Interest                   Times Square
         Mar-98          321 West 44th                         Fee Interest                   Times Square
         May-98          711 3rd Avenue                        Operating Sublease             Grand Central North
         Jun-98          440 9th Avenue                        Fee Interest                   Garment
         Aug-98          1412 Broadway                         Fee Interest                   Times Square South


1999 ACQUISITIONS
---------------------------------------------------------------------------------------------------------------------------
         Jan-99          420 Lexington Leasehold               Sub-leasehold                  Grand Central North
         Jan-99          555 West 57th - 65% JV                Fee Interest                   Midtown West
         May-99          90 Broad Street - 35% JV              Fee Interest                   Financial
         May-99          THE MADISON PROPERTIES:               Fee Interest                   Grand Central South
                         -----------------------
                              286 Madison Avenue
                              290 Madison Avenue
                              292 Madison Avenue
         Aug-99          1250 Broadway - 50% JV                Fee Interest                   Penn Station
         Nov-99          555 West 57th - remaining 35%         Fee Interest                   Midtown West


2000 ACQUISITIONS
---------------------------------------------------------------------------------------------------------------------------
         Feb-00          100 Park Avenue                       Fee Interest                   Grand Central South
         Dec-00          180 Madison Avenue                    Fee Interest                   Grand Central South
CONTRIBUTION TO JV
         May-00          321 West 44th                         Fee Interest                   Times Square


2001 ACQUISITIONS
---------------------------------------------------------------------------------------------------------------------------
         Jan-01          1370 Broadway                         Fee Interest                   Garment
         Jan-01          1 Park Avenue                         Various Interests              Grand Central South
         Jan-01          469 7th Avenue - 35% JV               Fee Interest                   Penn Station
         Jun-01          317 Madison                           Fee Interest                   Grand Central




                            NET RENTABLE                    % LEASED            % LEASED               ACQUISITION
                                S.F.                  AT ACQUISITION           6/30/2001                PRICE ($'S)
                                ----                  --------------           ---------                -----------

1998 ACQUISITIONS
-------------------------------------------------------------------------------------------------------------------
         Mar-98                    1,188,000                      83                  99                78,000,000
         Mar-98                      289,000                      87                  81                64,000,000
         Mar-98                      203,000                      96                  96                17,000,000
         May-98                      524,000                      79                 100                65,600,000
         Jun-98                      339,000                      76                  99                32,000,000
         Aug-98                      389,000                      90                 N/A                82,000,000
                                    --------                                                           -----------
                                   2,932,000                                                           338,600,000
1999 ACQUISITIONS
-------------------------------------------------------------------------------------------------------------------
         Jan-99                                                                                         27,300,000
         Jan-99                      941,000                     100                 100                66,700,000
         May-99                      339,000                      82                 100                34,500,000
         May-99                                                                                         50,000,000

                                     112,000                      99                  98
                                      36,800                      86                 100
                                     187,000                      97                 100
         Aug-99                      670,000                      97                 100                93,000,000
         Nov-99                           -                                                             34,100,000
                                    --------                                                           -----------
                                   2,285,800                                                           305,600,000
2000 ACQUISITIONS
-------------------------------------------------------------------------------------------------------------------
         Feb-00                      834,000                      97                 100               192,000,000
         Dec-00                      265,000                      90                  90                41,250,000
CONTRIBUTION TO JV
         May-00                      203,000                      98                  96                28,400,000
                                    --------                                                           -----------
                                   1,302,000                                                           261,650,000
2001 ACQUISITIONS
-------------------------------------------------------------------------------------------------------------------
         Jan-01                      255,000                      97                  99                50,500,000
         Jan-01                      913,000                      97                  97               233,900,000
         Jan-01                      253,000                      98                  90                45,700,000
         Jun-01                      450,000                      95                  96               105,600,000
                                    --------                                                           -----------
                                   1,871,000                                                           435,700,000


(1) This includes the issuance of 44,772 OP units (valued at $1mm) and $20mm for a 50% interest in the Building Fee (purchased 7/98).

(2)  This includes the assumption of mortgage debt for $28.6mm (65% of $44mm).

================================================================================

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1999                           [LOGO]

================================================================================

                                                                                 NET RENTABLE            SALES           SALES
                PROPERTY            TYPE OF OWNERSHIP     SUBMARKET                  S.F.             PRICE ($'S)    PRICE ($'S/SF)
                --------            -----------------     ---------                  ----             -----------    --------------
2000 SALES
------------------------------------------------------------------------------------------------------------------------------------
Feb-00     29 West 35th Street      Fee Structure         Garment                      78,000          $11,700,000     $150
Mar-00     36 West 44th Street      Fee Structure         Grand Central               178,000          $31,500,000     $177
May-00     321 West 44th Street     Fee Structure         Times Square                203,000          $28,400,000     $140
Nov-00     90 Broad Street          Fee Structure         Financial                   339,000          $60,000,000     $177
Dec-00     17 Battery South         Fee Structure         Financial                   392,000          $53,000,000     $135
                                                                                     --------          -----------     ----
                                                                                    1,190,000         $184,600,000     $156

2001 SALES
------------------------------------------------------------------------------------------------------------------------------------
Jan-01     633 Third Ave            Fee Structure         Grand Central North          40,623          $13,250,000     $326
May-01     1 Park Ave               Fee Structure         Times Square                913,000         $233,900,000     $256
Jun-01     1412 Broadway            Fee Structure         Times Square South          389,000          $90,700,000     $233
                                                                                    ---------          -----------     ----
                                                                                    1,342,623          337,850,000     $272

================================================================================
SUPPLEMENTAL DEFINITIONS                                                [LOGO]

================================================================================

ANNUALIZED RENT is calculated as monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.

DEBT SERVICE COVERAGE is adjusted EBITDA divided by total interest and principal payments

EQUITY INCOME/ (LOSS) FROM AFFILIATES are generally accounted for on a cost basis and realized gains and losses are included in current earnings. For its investments in private companies, the Company periodically reviews its investments and management determines if the value of such investments have been permanently impaired. Permanent impairment losses for investments in public and private companies are included in current earnings.

FIXED CHARGE is adjusted EBITDA divided by the total payments for ground leases and preferred stock.

FIXED CHARGE COVERAGE is adjusted EBITDA divided by total interest expense (including capitalized interest and debt premium amortization, but excluding finance cost amortization) plus preferred dividends and distributions.

FUNDS AVAILABLE FOR DISTRIBUTION (FAD) is defined as FFO plus non-real estate depreciation, 2% allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, a pro-rata adjustment for FAD for SLG's unconsolidated JV; less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing cost, and recurring building improvements.

FUNDS FROM OPERATIONS (FFO) is defined as income from operations before minority interests, gains or losses from sales of real estate and extraordinary items plus real estate depreciation, an adjustment to derive SLG's pro rata share of the FFO of unconsolidated joint ventures, and perpetual preferred stock dividends. In accordance with NAREIT White Paper on FFO, SLG includes the effects of straight-line rents in FFO.

INTEREST COVERAGE is adjusted EBITDA divided by total interest expense.

PERCENTAGE LEASED represents the total percentage of total rentable square feet owned, which is leased, including month-to-month leases, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy.

RECURRING CAPITAL EXPENDITURES represents non-incremental building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard."

REDEVELOPMENT COSTS are non-recurring capital expenditures incurred in order to improve buildings to SLG's "operating standards." These building costs are taken into consideration during the underwriting for a given property's acquisition.

SAME STORE NOI GROWTH is the change in the NOI (excluding straight-line rents) of the same store properties from the prior year reporting period to the current year reporting period.

SAME STORE PROPERTIES include all properties that were owned during both the current and prior year reporting periods and excludes development properties prior to being stabilized for both the current and prior reporting period.

SECOND GENERATION TI'S AND LC'S are tenant improvements, lease commissions, and other leasing costs incurred during leasing of second generations space. Costs incurred prior to leasing available square feet are not included until such space is leased. Second generation space excludes square footage vacant at acquisition.

SLG'S SHARE OF TOTAL DEBT TO MARKET CAPITALIZATION is calculated as SLG's share of total debt divided by the sum of total debt plus market equity and preferred stock equity income redeemable shares. SLG's share of total debt includes total consolidated debt plus SLG's pro rata share of the debt of unconsolidated joint ventures less than JV partners' share of debt. Market equity assumes conversion of all OP units into common stock.

TOTAL SQUARE FEET OWNED represents 100% of the square footage of properties either owned directly by SLG or which SLG has a controlling interest in (e.g. consolidated joint ventures).

================================================================================
CORPORATE GOVERNANCE                                                      [LOGO]

================================================================================

STEPHEN L. GREEN
         Chairman of the Board and CEO
MARC HOLLIDAY
         President and Chief Investment Officer
MICHAEL REID
         Chief Operating Officer
TOM WIRTH
         Chief Financial Officer
GERARD NOCERA
            Executive Vice President, Leasing
ANDREW S. LEVINE
         General Counsel and Secretary


================================================================================
ANALYST COVERAGE

================================================================================

 FIRM                                      ANALYST                         PHONE                  EMAIL
 CIBC Oppenheimer Corp.                    Anthony Paolone                 (212)-667-8116         anthony.paolone@us.cibc.com
                                                                                                  ---------------------------
 Corinthian Partners, LLC                  Claus Hirsch                    (212) 287-1565         cwhirsch@rcn.com
                                                                                                  ----------------
 Credit Suisse First Boston                Larry Raiman                    (212) 538-2380         lawrence.raiman@csfb.com
                                                                                                  ------------------------
 Deutsche Banc Alex. Brown                 Louis W. Taylor                 (212) 469-4912         louis.taylor@db.com
                                                                                                  -------------------
 Goldman Sachs                             James H. Kammert, CFA           (212) 855-0670         james.kammert@gs.com
                                                                                                  --------------------
                                           Matthew D. Lentz                (212) 357-4225         matthew.lentz@gs.com
                                                                                                  --------------------
 Legg Mason Wood Walker, Inc.              David Fick                      (410) 454-5018         dmfick@leggmason.com
                                                                                                  --------------------
 Lehman Brothers, Inc.                     David Shulman                   (212) 526-3413         dshulman@lehman.com
                                                                                                  -------------------
 McDonald & Company                        Anatole Pevnev                  (216) 263-4783         apevnev@mcdinvest.com
                                                                                                  ---------------------
 Prudential Securities                     James W. Sullivan               (212) 778-2515         jim_sullivan@prusec.com
                                                                                                  -----------------------
 Raymond James & Associates                Paul Puryear                    (727) 573-8607         ppuryear@ecm.rjf.com
                                                                                                  --------------------
 Salomon Smith Barney                      Jonathan Litt                   (212) 816-0231         jonathan.litt@ssmb.com
                                                                                                  ----------------------

SL GREEN REALTY CORP. IS FOLLOWED BY THE ANALYST(S) LISTED ABOVE. PLEASE NOTE THAT ANY OPINIONS, ESTIMATES OR FORECASTS REGARDING SL GREEN REALTY CORP.'S PERFORMANCE MADE BY THESE ANALYSTS ARE THEIRS ALONE AND DO NOT REPRESENT OPINIONS, FORECASTS OR PREDICTIONS OF SL GREEN REALTY CORP. OR ITS MANAGEMENT. SL GREEN REALTY CORP. DOES NOT BY ITS REFERENCE ABOVE OR DISTRIBUTION IMPLY ITS ENDORSEMENT OF OR CONCURRENCE WITH SUCH INFORMATION, CONCLUSIONS OR RECOMMENDATIONS.